UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22488

Blackstone / GSO Long-Short Credit Income Fund

(exact name of registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 876-1121

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

Item 1.	Report to Stockholders.

GSO
CAPITAL PARTNERS
A Blackstone Company

Blackstone / GSO

BSL	BGX	BGB
Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
(NYSE: BSL)	(NYSE: BGX)	(NYSE: BGB)

Annual Report
December 31, 2017

Table of Contents

Manager Commentary	1
Fund Summary
Blackstone / GSO Senior Floating Rate Term Fund	3
Blackstone / GSO Long-Short Credit Income Fund	5
Blackstone / GSO Strategic Credit Fund	7
Portfolio of Investments
Blackstone / GSO Senior Floating Rate Term Fund	9
Blackstone / GSO Long-Short Credit Income Fund	22
Blackstone / GSO Strategic Credit Fund	35
Statements of Assets and Liabilities	49
Statements of Operations	50
Statements of Changes in Net Assets	51
Statements of Cash Flows	52
Financial Highlights
Blackstone / GSO Senior Floating Rate Term Fund	53
Blackstone / GSO Long-Short Credit Income Fund	55
Blackstone / GSO Strategic Credit Fund	57
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	72
Summary of Dividend Reinvestment Plan	73
Additional Information	74
Privacy Procedures	75
Trustees & Officers	77

Blackstone / GSO Funds	Manager Commentary

December 31, 2017 (Unaudited)

To Our Shareholders:

2017 ended on a strong economic note, with real GDP increasing 2.3% compared to 1.5% in 2016. Macroeconomic data in December was broadly positive and labor trends continued to suggest full employment – nonfarm payrolls rose, the labor force participation rate remained stable, and jobless claims were at their the lowest level in almost 45 years.1 Despite increased trade and geopolitical tensions, and significant policy uncertainty with respect to U.S. tax reform and the federal budget, markets continued their streak of low volatility through the end of 2017. Our outlook across most sectors remains positive and is supported by both top- and bottom-line growth among our portfolio companies amid an environment of synchronized global expansion and elevated consumer optimism.

Loans, as represented by the S&P/LSTA Leveraged Loan Index, returned 4.12% in 2017, a relatively muted performance primarily driven by spread compression despite the benefit of rising LIBOR2. Strong demand for loans continued to support heavy refinancing and repricing activity, which pressured loan spreads, capped price performance, and subdued returns throughout the year. Meanwhile, high yield bonds, as represented by the Barclays US High Yield Index, returned 7.50% in 2017, a relatively strong performance amongst fixed income assets that benefited from solid fundamentals, limited macro stresses and a less-than-anticipated increase in rates. This performance compares to full-year returns for investment grade assets, as represented by the Bloomberg Barclays Corporate Index, of 6.42% and full-year returns for the S&P 500 of 21.83%. While 2017 was predominantly a “coupon-clipping” year for loan investors, we believe that spread compression should stabilize in 2018. Additionally, new issue supply from increased M&A and leveraged buy-out activity, along with potential market volatility, could provide periodic attractive buying opportunities.

In 2017, larger loans with tranche sizes greater than $1 billion underperformed smaller loans. The largest loans in the market generally saw the greatest amount of refinancing and repricing activity due to the liquidity in those issues. Lower-quality loans (rated CCC/split CCC and default) outperformed the higher-quality segment of the market (rated split BBB/BB) during 2017. The lower-quality loan segment is mainly composed of second-lien loans and less liquid or middle market loans, which benefited from an increasing risk appetite and less repricing and refinancing activity. This translated into outperformance in the strong market environment. However, the relative performance of different quality segments for high yield bonds differed from that of loans. The lowest-quality segment of the high yield bond market performed more weakly than the higher-quality segments in 2017, as distressed/defaulted assets within the energy and retail sectors meaningfully detracted from performance.

2017 Total Returns
US Loans (S&P/LSTA Leveraged Loan Index)	4.12%
US High Yield Bonds (Bloomberg Barclays U.S. High Yield Index)	7.50%
3-month Treasury Bills (Bloomberg Barclays U.S. Treasury Bellweathers: 3 Month)	0.87%
10-Year Treasuries (Bloomberg Barclays U.S. Treasury Bellweathers: 10 Year)	2.14%
US Aggregate Bonds (Bloomberg Barclays U.S. Aggregate Index)	3.54%
US Investment Grade Bonds (Bloomberg Barclays U.S. Corporate Investment Grade Index)	6.42%
Emerging Markets (Bloomberg Barclays EM USD Aggregate Index)	8.17%
US Large Cap Equities (S&P 500® Index)	21.83%

Sources: Bloomberg, Barclays, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Despite gross institutional loan issuance of $974 billion, net new loan supply in 2017 totaled only $189 billion, with refinancings and repricings accounting for 73% of 2017 gross issuance. Similarly, refinancing accounted for 63% of the $328 billion of high yield bond new deal volume in 2017, with net new high yield bond issuance totaling only $55 billion for the year. High yield M&A deal volume lagged in 2017 by -36% year-over-year, as equity valuations remained elevated and companies were cautious to engage in significant deals amid U.S. policy uncertainty. This further contributed to the year’s supply-demand imbalance and to the underperformance of the loan asset class.

Loan mutual fund flows remained high in 2017, with $13.5 billion in total net inflows. Total 2017 collateralized loan obligation (CLO) new issuance was $118.1 billion, excluding refinancings and resets, and CLOs continue to represent over half of the institutional investor base for the loan primary market. Conversely, retail demand for high yield bonds was stymied in 2017 due to rate pressures, volatility in stocks and oil, and certain sector-specific issues. High yield mutual funds experienced an outflow of $17.5 billion during the year.

Default activity in the credit markets registered the lowest annual total since 2013, with $34.1 billion in combined default volume across loans and high yield bonds ($17.5 billion in loans and $16.7 billion in high yield bonds, respectively). The par-weighted U.S. loan default rate for 2017 was 1.84%, a 35 basis point increase above the default rate at the end of 2016 but notably below the 10-year historical average default rate of 2.96%. The par-weighted U.S. high yield bonds default rate for 2017 was 1.27%, excluding distressed exchanges, a decrease of 230 basis points since the end of 2016 and well below the 20-year historical average of 3.07%. In 2017, the energy sector accounted for the largest number of defaults, including distressed exchanges, as well as the largest total default volume, while the retail sector accounted for the second-largest number of defaults and the third-largest total default volume. Despite a modest uptick in defaults in the fourth quarter of 2017, we expect loan and high yield default rates to remain low throughout 2018 with analyst estimates ranging between 1.2-2.5% for loans and 2.0-3.0% for high yield.

[1]	Source: Reuters, as of January 18, 2018.
[2]	LIBOR stands for London Interbank Offered Rate and is the interest rate at which banks offer to lend funds to one another in the international interbank market.

Annual Report | December 31, 2017	1

Blackstone / GSO Funds	Manager Commentary

December 31, 2017 (Unaudited)

U.S. credit strategists forecast stable returns for loans and high yield bonds with most predicting in the range of 3-5% and 4-6%, respectively, for the coming year. Expectations for rising interest rates, coupled with current relative yields, reinforce the attractiveness of floating rate loans relative to other longer-duration fixed income assets. Given there is currently greater predictability around defaults than the path of inflation and interest rates, we continue to favor high yield over investment grade as the latter will likely continue to be constrained by low spreads / yields and duration risk in 2018.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

December 31, 2017 (Unaudited)

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the fund. The Fund has a limited term, and absent shareholder approval to extend the life of the Fund, the Fund will dissolve on or about May 31, 2022.

Portfolio Management Commentary

Fund Performance

BSL outperformed its benchmark, the S&P/LSTA Leveraged Loan Index (“S&P LLI”), on a Net Asset Value (“NAV”) per share basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception. On a market price per share basis, the Fund outperformed its benchmark for the periods of six months, one year, three years, five years, and since inception. The shares of the Fund traded at an average premium to NAV of 1.0% for the twelve months ended December 31, 2017, compared to its peer group average discount of 5.1% over the same time.1

NAV Performance Factors2

The Fund’s outperformance relative to its benchmark in 2017 was primarily attributable to credit selection within single-B rated loans, as single-B loans held in the Fund returned approximately +6.2% compared to approximately +4.4% for single-B loans in the benchmark. The Fund’s modest allocation to high yield bonds (5.1% of assets) also contributed positively. Credit selection was positive in eight of ten sectors, with the strongest contributions from industrials, healthcare, and financial services, slightly offset by utilities and energy.2 By issuer, the largest contributors to performance relative to the benchmark were CompuCom, Carestream Health, and Cunningham Lindsey, which were partially offset by negative contributions from Crossmark, Spencer Gifts, and Avaya.

Portfolio Activity and Positioning

During 2017, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while continuing to take advantage of new issue discounts in the primary market. On a sector basis, we reduced the Fund’s allocation to telecom, consumer discretionary, and utilities and increased exposure to technology, financial services, and industrials.2 Gross fund income generally increased throughout the year, as higher LIBOR offset the impact of loan repricing and spread compression. Based on the current expectation for modest net new issue supply and solid demand, we anticipate this dynamic to continue into 2018.

As of December 31, 2017, the Fund held 81.5% of its Managed Assets in Senior Loans, 13.9% in second lien loans, and 6.2% in high yield bonds. BSL’s investments represented the obligations of 245 companies, with an average position size representing 0.34% of Managed Assets of the Fund. High tech industries, healthcare and pharmaceuticals and business services represent the Fund’s top sector weightings.3

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.
[3]	Industries per Moody’s.

Annual Report | December 31, 2017	3

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary

December 31, 2017 (Unaudited)

BSL’s Portfolio Composition

†	The Fund’s Net Cash and Other Assets Less Liabilities includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand, and the Fund’s Net Cash and Other Assets Less Liabilities therefore equaled -1.71% of the Fund’s Managed Assets. The Fund uses funds from its leverage program to settle amounts payable for investments purchased, but such funds are not reflected in the Fund’s net cash.

BSL’s Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread†	4.52%
Weighted Average Bond Coupon	7.86%
Current Dividend Yield^	6.47%
Weighted Average Days to Reset	68
Effective Duration^^	0.46
Average Position*	0.34%
Leverage*	33.01%

†	Spread over LIBOR inclusive of LIBOR Floors.
^	Using current dividend rate of $0.097/share and market price/share as of 12/31/2017. This is based off the second December distribution.
^^	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
*	As a percentage of Managed Assets.
Top 10 Holdings*
Quest Software Us Holdings Inc, Senior Secured First Lien Initial Term Loan	1.52%
Mcafee, LLC, Senior Secured First Lien Closing Date Term Loan	1.34%
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.27%
LBM Borrower LLC, Senior Secured First Lien Tranche B Term Loan	1.06%
BMC Software Finance Inc, Senior Secured Initial B-2 US Term Loan	1.05%
Indivior Finance (2014) LLC, Senior Secured First Lien 2017 Replacement USD Term Loan	0.97%
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan	0.97%
Gigamon Inc, Senior Secured First Lien Initial Term Loan	0.97%
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan	0.93%
Red Ventures, LLC, Senior Secured First Lien Term Loan	0.92%
Top 10 Holdings	11.00%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	18.34%
Healthcare and Pharmaceuticals	15.44%
Services - Business	13.08%
Banking, Finance, Insurance and Real Estate	7.66%
Construction and Building	7.28%
Top 5 Industries	61.80%

*	As a percentage of Managed Assets.
^	Industries per Moody’s.

BSL Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	3.51%	6.80%**	6.22%	5.04%	5.93%
Market Price*	4.57%	6.44%	9.85%	4.45%	5.61%
S&P LLI	2.16%	4.12%	4.43%	4.03%	4.92%

†	Annualized.
*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.
**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended December 31, 2017 may differ from the net asset value for financial reporting purposes.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

December 31, 2017 (Unaudited)

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in first-and second-lien secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds.

Portfolio Management Commentary

Fund Performance

BGX outperformed a composite weighting of the S&P LLI and the Barclays High Yield Index (“Barclays HYI”) (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception. On a market price per share basis, the Fund outperformed its benchmark for the periods of six months, one year, three years, and five years and underperformed its benchmark since inception. The shares of the Fund traded at an average discount to NAV of 6.0% for the twelve months ended December 31, 2017, compared to its peer group average discount of 6.6% over the same time.1

NAV Performance Factors2

The Fund’s outperformance relative to its benchmark in 2017 was primarily attributable to credit selection within loans, as single-B loans held in the Fund returned approximately +6.2% compared to approximately +4.4% for single-B loans in the benchmark. Credit selection within high yield bonds also contributed positively during the period, although this was partially offset by an underweight allocation to bonds (weighting of 16.9% vs. 30.0%). Credit selection was positive in nine of ten sectors, with the strongest contributions from industrials, healthcare, and financial services, slightly offset by telecom.2 By issuer, the largest contributors to performance relative to the benchmark were York Risk Services, Carestream Health, and CompuCom, which were partially offset by negative contributions from Crossmark, Windstream, and CPI Card Group.

Portfolio Activity and Positioning

During 2017, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while continuing to take advantage of new issue discounts in the primary market. On a sector basis, we reduced the Fund’s allocation to telecom, consumer discretionary, and utilities and increased exposure to technology, healthcare, and financial services.2 Gross fund income generally increased towards the end of the year, as higher LIBOR offset the impact of loan repricing and spread compression. Based on the current expectation for modest net new issue supply and solid demand, we anticipate this dynamic to continue into 2018.

As of December 31, 2017, the Fund held 81.5% of its Managed Assets in Secured Loans and 17.7% in high yield bonds. BGX’s investments represented the obligations of 257 companies, with an average position size representing 0.32% of Managed Assets of the Fund. High tech industries, healthcare and pharmaceuticals and business services represent the Fund’s top sector weightings.3

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.
[3]	Industries per Moody’s.

Annual Report | December 31, 2017	5

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary

December 31, 2017 (Unaudited)

BGX’s Portfolio Composition

†	The Fund’s Net Cash and Other Assets Less Liabilities includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand, and the Fund’s Net Cash and Other Assets Less Liabilities therefore equaled -0.08% of the Fund’s Managed Assets. The fund uses funds from its leverage program to settle amounts payable for investments purchased, but such funds are not reflected in the Fund’s net cash.

BGX’s Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Loan Spread†	4.67%
Weighted Average Bond Coupon	7.87%
Current Dividend Yield^	7.76%
Weighted Average Days to Reset	51
Effective Duration^^	0.71
Average Position*	0.32%
Long Positions**	160.68%
Short Positions**	0.00%
Net Positions**	160.68%
Leverage*	37.82%

†	Spread over LIBOR inclusive of LIBOR Floors.
^	Using current dividend rate of $0.103/share and market price/share as of 12/31/2017. This is based off the second December distribution.

^^	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
*	As a percentage of Managed Assets.

**	As a percentage of Net Assets.
Top 10 Holdings*
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.13%
LBM Borrower LLC, Senior Secured First Lien Tranche B Term Loan	1.07%
PriSo Acquisition Corp / Building Pro, Senior Unsecured Bond	1.06%
Onex York Acquisition Co, Senior Unsecured Bond	0.98%
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan	0.96%
KUEHG Corp, Senior Secured Second Lien Initial Term Loan	0.94%
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan	0.92%
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan	0.91%
Compuware Corporation, Senior Secured First Lien Tranche B-3 Term Loan	0.90%
PF Chang's China Bistro Inc, Senior Unsecured Bond	0.89%
Top 10 Holdings	9.76%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	17.15%
Healthcare and Pharmaceuticals	15.83%
Services - Business	11.66%
Banking, Finance, Insurance and Real Estate	9.26%
Construction and Building	8.16%
Top 5 Industries	62.06%

*	As a percentage of Managed Assets.

^	Industries per Moody’s.

BGX Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	4.20%	8.92%**	7.47%	6.08%	6.22%
Market Price*	3.14%	7.90%	9.84%	4.82%	4.43%
70% S&P LLI / 30% Barclays HYI	2.25%	5.13%	5.15%	4.64%	5.05%

†	Annualized.
*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended December 31, 2017 may differ from the net asset value for financial reporting purposes.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary

December 31, 2017 (Unaudited)

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end term fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolios or loans and other fixed income instruments of predominantly US Corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. The Fund has a limited term and will dissolve on or about September 15, 2027, absent shareholder approval to extend such term.

Portfolio Management Commentary

Fund Performance

BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of six months, one year, three years, five years, and the life of the Fund since inception. On a market price per share basis, the Fund outperformed its benchmark for the periods of six months, one year, three years, and five years and underperformed its benchmark since inception. The shares of the Fund traded at an average discount to NAV of 6.4% for the twelve months ended December 31, 2017, compared to its peer group average discount of 6.5% over the same time.1

NAV Performance Factors2

The Fund’s outperformance relative to its benchmark in 2017 was primarily attributable to credit selection within loans, as single-B loans held in the Fund returned approximately +6.4% compared to approximately +4.4% for single-B loans in the benchmark. Credit selection within high yield bonds also contributed positively during the period, although this was partially offset by an underweight allocation to bonds (weighting of 18.8% vs. 25.0%). Credit selection was positive in eight of ten sectors, with the strongest contributions from industrials, financial services, and healthcare, slightly offset by utilities and telecom.2 By issuer, the largest contributors to performance relative to the benchmark were York Risk Services, Pinnacle Operating (Jimmy Sanders), and CompuCom, which were partially offset by negative contributions from Crossmark, Windstream, and CPI Card Group.

Portfolio Activity and Positioning

During 2017, we continued to dynamically manage the Fund, using the secondary market to add or exit positions based on relative value while continuing to take advantage of new issue discounts in the primary market. On a sector basis, we reduced the Fund’s allocation to telecom, consumer discretionary, and utilities and increased exposure to technology, industrials, and healthcare.2 Gross fund income generally increased towards the end of the year, as higher LIBOR offset the impact of loan repricing and spread compression. Based on the current expectation for modest net new issue supply and solid demand, we anticipate this dynamic to continue into 2018.

As of December 31, 2017, the Fund held 83.6% of its Managed Assets in Senior Secured Loans and 17.8% in high yield bonds. BGB’s investments represented the obligations of 269 companies, with an average position size representing 0.32% of Managed Assets of the Fund. High tech industries, healthcare and pharmaceuticals, and business services represent the Fund’s top sector weightings.3

[1]	Average discount and peer group per Morningstar.
[2]	Industries per the Global Industry Classification Standard.
[3]	Industries per Moody’s.

Annual Report | December 31, 2017	7

Blackstone / GSO Strategic Credit Fund	Fund Summary

December 31, 2017 (Unaudited)

BGB’s Portfolio Composition

†	The Fund’s Net Cash and Other Assets Less Liabilities includes amounts payable for investments purchased but not yet settled and amounts receivable for investments sold but not yet settled. At period end, the amounts payable for investments purchased but not yet settled exceeded the amount of cash on hand, and the Fund’s Net Cash and Other Assets Less Liabilities therefore equaled -3.14% of the Fund’s Managed Assets. The Fund uses funds from its leverage program to settle amounts payable for investments purchased, but such funds are not reflected in the Fund’s net cash.

BGB’s Moody’s Rating Distribution**

**	For more information on Moody's ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread†	4.77%
Weighted Average Bond Coupon	7.70%
Current Dividend Yield^	8.02%
Weighted Average Days to Reset on Loans	49
Effective Duration^^	0.75
Average Position*	0.32%
Leverage*	35.76%

†	Spread over LIBOR inclusive of LIBOR Floors.
^	Using current dividend rate of $0.105/share and market price/share as of 12/31/2017. This is based off the second December distribution.

^^	Loan durations are treated as 3 months because of LIBOR resets, however, the effective rate for loans with LIBOR floors will not change if LIBOR is below the floor.
*	As a percentage of Managed Assets.
Top 10 Holdings*
PriSo Acquisition Corp / Building Pro, Senior Unsecured Bond	1.18%
Indivior Finance (2014) LLC, Senior Secured First Lien 2017 Replacement USD Term Loan	1.16%
Gigamon Inc, Senior Secured First Lien Initial Term Loan	1.15%
Quest Software Us Holdings Inc, Senior Secured First Lien Initial Term Loan	1.08%
PF Chang's China Bistro Inc, Senior Unsecured Bond	1.05%
Aspect Software Inc, Senior Secured First Lien Exit Term Loan	1.04%
Explorer Holdings Inc, Senior Secured First Lien Initial Term Loan	1.03%
Onex York Acquisition Co, Senior Unsecured Bond	1.02%
Mcafee, LLC, Senior Secured First Lien Closing Date Term Loan	0.98%
BMC Software Finance Inc, Senior Secured Initial B-2 US Term Loan	0.95%
Top 10 Holdings	10.64%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*^
High Tech Industries	18.80%
Healthcare and Pharmaceuticals	14.13%
Services - Business	12.79%
Banking, Finance, Insurance and Real Estate	10.05%
Construction and Building	8.03%
Top 5 Industries	63.80%

*	As a percentage of Managed Assets.

^	Industries per Moody’s.

BGB Total Return

	6 Month	1 Year	3 Year†	5 Year†	Since Inception†
NAV*	3.90%	8.92%**	6.86%	5.84%	5.88%
Market Price*	3.31%	10.75%	7.35%	5.01%	3.50%
75% S&P LLI / 25% Barclays HYI	2.24%	4.96%	5.03%	4.54%	4.69%

†	Annualized.
*	Assumes distributions are reinvested pursuant to the Fund’s dividend reinvestment plan. Performance data quoted represents past performance and does not guarantee future results.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market at period ended December 31, 2017 may differ from the net asset value for financial reporting purposes.

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 142.05%
Advertising - 0.75%
Polyconcept North America Holdings Inc, Senior Secured First Lien Replacement Term Loan, 3M US L + 4.75%, 08/16/2023	$1,990,000	$2,006,796

Aerospace and Defense - 1.69%
Propulsion Acquisition LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 07/13/2021(b)(c)	1,300,000	1,287,000
Standard Aero Aviation Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	1,229,251	1,240,523
WP CPP Holdings LLC, Senior Secured First Lien B-3 Term Loan, 3M US L + 3.50%, 12/28/2019	1,986,394	1,989,503
		4,517,026

Automotive - 4.12%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 09/01/2021	3,140,619	3,167,612
Bright Bidco BV, Senior Secured First Lien Term B Loan, 3M US L + 4.50%, 06/30/2024	1,663,778	1,676,947
CH Hold Corp, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.25%, 01/25/2025(b)	1,052,632	1,076,316
Dealer Tire LLC, Senior Secured First Lien Refinancing Term Loan, 1M US L + 3.25%, 12/22/2021(c)	1,291,306	1,312,290
Mitchell International Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.25%, 11/29/2024(c)	83,268	83,409
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 11/29/2024(c)	1,032,522	1,034,277
Mitchell International Inc, Senior Secured Second Lien Term Loan, 3M US L + 3.75%, 11/20/2025	1,036,364	1,048,147
Superior Industries International Inc, Senior Secured First Lien Closing Date Term Loan, 1M US L + 4.50%, 5/22/2024	1,630,336	1,647,658
		11,046,656

Banking, Finance, Insurance and Real Estate - 10.97%
Acrisure LLC, Senior Secured First Lien Term B-2 Loan, 3M US L + 4.25%, 11/22/2023	1,492,430	1,509,406
Alliant Holdings Intermediate LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 08/12/2022	578,971	582,410
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 09/13/2024	99,750	100,934
ASP MCS Acquisition Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 4.75%, 5/20/2024	1,788,824	1,802,240
Asurion LLC, Senior Secured Second Lien Tranche B-2 Loan, 1M US L + 6.00%, 8/4/2025	2,424,242	2,496,206
Broadstreet Partners Inc, Senior Secured First Lien Term B-1 Loan Facility, 3M US L + 3.75%, 11/08/2023(c)	2,095,296	2,109,712
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 3M US L + 5.25%, 04/19/2022	1,745,592	1,747,119
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 12/10/2019	3,740,595	3,737,322
Cypress Merger Sub Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	930,233	952,619
Duff & Phelps Corp, Senior Secured First Lien Restatement Loan, 3M US L + 3.25%, 10/12/2024	1,176,471	1,181,159
Edelman Financial Center LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 11/09/2024	1,627,907	1,649,273

Annual Report | December 31, 2017	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Banking, Finance, Insurance and Real Estate (continued)
Focus Financial Partners LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 07/03/2024(b)	$1,449,855	$1,464,353
Hyperion Insurance Group Limited, Senior Secured First Lien Initial Dollar Term Loan, 3M US L + 3.50%, 12/20/2024(c)	2,307,692	2,314,904
Intralinks Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/11/2024(c)	1,714,286	1,708,217
NFP Corp, Senior Secured First Lien Term B Term Loan, 1M US L + 3.50%, 01/08/2024	998,171	1,004,659
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 11/27/2020	994,825	935,549
Resolute Investment Managers Inc, Senior Secured First Lien Specified Refinancing Term Loan, 3M US L + 3.25%, 04/30/2022(b)	1,121,847	1,138,675
Resolute Investment Managers Inc, Senior Secured Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	1,000,000	1,007,500
Victory Capital Operating LLC, Senior Secured First Lien Term B Loan, 1M US L + 5.25%, 11/01/2021	600,574	608,832
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 10/01/2021	1,356,751	1,331,651
		29,382,740

Beverage, Food and Tobacco - 4.55%
Agro Merchants North America Holdings Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 12/6/2024	1,010,101	1,020,202
Americold Realty Operating Partnership LP, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 12/01/2022	657,840	666,066
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 02/15/2021	1,656,769	1,565,647
CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 07/03/2020	2,099,529	2,079,583
Give & Go Prepared Foods Corp, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 07/29/2023(b)	2,053,676	2,066,512
NPC International Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 04/19/2024	284,405	287,367
NPC International Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.50%, 4/18/2025	1,084,746	1,111,864
Refresco Group N.V., Senior Secured First Lien USD Term Loan, 3M US L + 2.75%, 09/27/2024(b)(c)	351,563	352,222
TKC Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 02/01/2023(c)	1,709,443	1,724,930
TKC Holdings Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.00%, 02/01/2024(c)	1,017,910	1,025,545
Winebow Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 07/01/2021	286,755	282,633
		12,182,571

Capital Equipment - 3.85%
ASP MWI Merger Sub Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 09/27/2024	1,150,962	1,164,272
Big Ass Fans LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 05/08/2024	379,738	381,401
Blount International Inc, Senior Secured First Lien Term Loan B-1 Facility, 3M US L + 4.25%, 04/12/2023	538,462	545,529
Direct Chassislink Aquisition Inc, Senior Secured Second Lien Term Loan, 3M US L + 6.00%, 06/15/2023(c)	2,400,000	2,448,000
Duke Finance LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.25%, 02/21/2024	957,694	966,677
Engineered Machinery Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.25%, 07/25/2024	69,027	69,156
Engineered Machinery Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 07/19/2024	530,973	531,969
LTI Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 8.75%, 05/16/2025(b)	1,300,000	1,322,750

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Capital Equipment (continued)
Meter Readings Holding LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 5.75%, 08/29/2023(b)	$1,225,691	$1,231,819
Robertshaw US Holding Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 4.50%, 08/02/2024	601,508	607,523
STS Operating, Inc(aka Sunsource), Senior Secured Initial Term Loan, 1M US L + 3.75%, 12/07/2024	1,050,000	1,057,875
		10,326,971

Chemicals, Plastics and Rubber - 3.26%
Albaugh LLC, Senior Secured First Lien 2017 Refinancing Term Loan, 3M US L + 3.50%, 12/06/2024(c)	2,000,000	2,022,510
DuBois Chemicals Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 03/15/2024(b)	502,915	506,686
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 08/02/2021	2,968,145	2,994,131
Pinnacle Operating Corporation, Senior Secured First Lien 2017 Extended Term Loan, PIK 1.75%, 11/15/2021	2,670,424	2,523,551
Vantage Specialty Chemicals Holdings Inc, Senior Secured First Lien Closing Date Loan, 3M US L + 4.00%, 10/25/2024	685,714	691,286
		8,738,164

Construction and Building - 9.27%
American Bath Group LLC, Senior Secured First Lien Replacement Term Loan, 3M US L + 5.25%, 9/30/2023	2,785,429	2,815,596
American Bath Group LLC, Senior Secured Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	250,000	250,625
Dayton Superior Corporation, Senior Secured First Lien Term Loan, 3M US L + 8.00%, 11/03/2021(b)	1,352,774	1,170,149
Dimora Brands Inc, Senior Secured First Lien Term Loan, 1M US L + 4.00%, 08/16/2024	1,918,269	1,937,452
Diversitech Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 6/3/2024	395,364	397,754
Forterra Finance LLC, Senior Secured First Lien Replacement Loan, 1M US L + 3.00%, 10/25/2023	3,139,919	2,946,374
HNC Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.50%, 10/05/2023	1,231,088	1,243,910
Interior Logic Group Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 02/28/2024(b)	2,062,500	2,080,547
LBM Borrower LLC, Senior Secured First Lien Tranche B Term Loan, 2M US L + 4.50%, 08/20/2022	4,196,324	4,256,206
Morsco Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 7.00%, 10/31/2023	798,017	813,977
New Arclin US Holding Corp, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/14/2024	1,248,330	1,260,814
Specialty Building Products Holdings LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 10/18/2023(b)	2,384,615	2,393,558
SRS Distribution Inc, Senior Secured First Lien Tranche B-4 Term Loan, 3M US L + 3.25%, 08/25/2022	2,088,210	2,101,919
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 1M US L + 8.75%, 02/24/2023	1,142,751	1,178,462
		24,847,343

Consumer Goods Durable - 3.67%
Al Aqua Merger Sub Inc, Senior Secured First Lien Term B1 Loan, 1M US L + 3.50%, 12/13/2023	1,037,909	1,045,044
Al Aqua Merger Sub Inc, Senior Secured Incremental Term B Loan, 1M US L + 3.50%, 12/13/2023	960,000	966,600
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 01/31/2020	2,249,262	2,246,923

Annual Report | December 31, 2017	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Consumer Goods Durable (continued)
Hayward Acquisition Corp, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 08/05/2024	$91,151	$91,493
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 12/16/2024(c)	1,567,164	1,578,268
MND Holdings III Corp, Senior Secured First Lien Term B Loan, 3M US L + 3.75%, 06/19/2024(b)	207,292	208,846
Power Products LLC, Senior Secured First Lien Term B-1 Loan, 3M US L + 4.00%, 12/20/2022	829,743	839,600
Recess Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 09/18/2024	1,757,500	1,769,214
Serta Simmons Bedding LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.00%, 11/08/2024(c)	1,250,863	1,077,306
		9,823,294

Consumer Goods Non Durable - 0.90%
Acosta Inc, Senior Secured First Lien Tranche B-1 Loan, 1M US L + 3.25%, 09/26/2021	666,667	588,890
Clover Merger Sub Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 9/26/2024	1,100,000	1,067,000
Revlon Consumer Products Corporation, Senior Secured First Lien Initial Term B Loan, 1M US L + 3.50%, 09/07/2023	1,026,115	767,662
		2,423,552

Containers, Packaging and Glass - 3.05%
Berlin Packaging LLC, Senior Secured Retired First Lien Term B Loan, 1M US L + 3.25%, 10/01/2021	1,588,593	1,601,389
Caraustar Industries Inc, Senior Secured First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	1,128,735	1,134,965
IBC Capital Limited, Senior Secured Second Lien Term Loan, 3M US L + 7.00%, 09/09/2022(c)	1,333,802	1,317,130
Pregis Holding I Corporation, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 05/20/2021	820,272	823,348
ProAmpac PG Borrower LLC, Senior Secured First Lien Initial Loan, 3M US L + 3.50%, 11/20/2023(c)	505,277	510,174
ProAmpac PG Borrower LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024	488,038	497,798
Strategic Materials Holding Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 10/25/2024	553,846	557,078
Strategic Materials Holding Corp, Senior Secured Second Lien Initial term Loan, 3M US L + 7.75%, 10/27/2025	1,400,000	1,408,169
Trident TPI Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 2M US L + 3.25%, 10/17/2024	313,364	315,518
		8,165,569

Energy, Oil and Gas - 3.99%
Ascent Resources - Marcellus LLC, Senior Secured First Lien Term Loan, 1M US L + 4.25%, 08/04/2020(d)	1,399,353	1,044,848
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 3M US L + 6.50%, 05/16/2021	500,000	492,917
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 3M US L + 8.00%, 06/19/2019	2,299,524	2,311,022
Medallion Midland Acquisition LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 10/30/2024(b)	455,729	457,438
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	2,817,275	2,343,029
Sheridan Production Partners I LLC, Senior Secured First Lien Deferred Principal Term Loan,:
3M US L + 0.00%, 10/01/2019(b)	8,866	6,699
3M US L + 0.00%, 10/01/2019(b)	109,547	82,774
Sheridan Production Partners I LLC, Senior Secured First Lien Term Loan, 3M US L + 0.00%, 10/01/2019(b)	14,516	10,968

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Energy, Oil and Gas (continued)
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	$373,312	$310,470
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	228,021	189,637
Traverse Midstream Partners LLC, Senior Secured First Lien Advance Term Loan, 3M US L + 4.00%, 9/27/2024	1,372,549	1,392,623
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 1M US L + 4.00%, 05/21/2021	2,084,928	2,049,307
		10,691,732

Environmental Industries - 0.54%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 3M US L + 4.75%, 05/29/2020(b)	1,422,857	1,444,200

Forest Products and Paper - 0.07%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 1M US L + 5.00%, 08/09/2019	208,250	197,838

Healthcare and Pharmaceuticals - 20.59%
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 1M US L + 5.00%, 04/01/2022	3,642,606	3,618,310
American Renal Holdings Inc, Senior Secured First Lien New Term Loan B, 3M US L + 3.25%, 06/14/2024	1,435,945	1,426,375
Arbor Pharmaceuticals LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,651,224	1,668,768
ATI Holdings Acquisition Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 05/10/2023(b)	594,986	600,936
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 09/20/2024	2,467,105	2,481,760
BioClinica-Clinverse Holdings Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 10/20/2023(b)	1,420,435	1,392,026
BioClinica-Clinverse Holdings Corp, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 10/04/2024	1,052,629	1,032,565
Certara Holdco Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 8/15/2024(b)	134,663	135,672
CHG Healthcare Services Inc, Senior Secured First Lien New Term Loan, 3M US L + 3.00%, 06/07/2023(c)	1,562,878	1,577,288
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 1M US L + 4.25%, 10/21/2021(d)	2,703,764	2,228,362
Covenant Surgical Partners Inc, Senior Secured First Lien Delayed Draw Loan, 3M US L + 4.75%, 10/04/2024(b)(e)	31,923	32,162
Covenant Surgical Partners Inc, Senior Secured First Lien Term Loan, 3M US L + 4.75%, 10/04/2024(b)	576,923	581,250
CPI Holdco LLC, Senior Secured Closing Date Term Loan, 3M US L + 3.50%, 03/21/2024	563,788	569,251
Cryolife Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/15/2024(b)	784,615	792,462
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 12/01/2021	2,205,055	2,203,688
Endo Finance Co (Endo Luxembourg Finance Co. I S.a.r.l), Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	2,295,053	2,312,988
Equian Buyer Corp (Fka Aeneas Buyer Corp), Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 05/20/2024	1,021,565	1,032,424
Greenway Health LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/16/2024(b)	1,372,414	1,379,276
Horizon Pharma Inc, Senior Secured First Lien Third Amendment Refinancing Term Loan, 3M US L + 3.25%, 03/29/2024	731,618	735,620
Indivior Finance (2014) LLC, Senior Secured First Lien 2017 Replacement USD Term Loan, 3M US L + 4.50%, 12/14/2022(b)(c)	3,870,968	3,890,323

Annual Report | December 31, 2017	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Lanai Holdings III Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022(b)	$1,237,480	$1,187,981
Navicure Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 10/23/2024(b)	1,753,846	1,753,846
Netsmart Technologies Inc, Senior Secured First Lien Term C-1 Loan, 3M US L + 4.50%, 04/19/2023(b)	2,122,845	2,149,380
nThrive Inc, Senior Secured First Lien Term B-2 Loan, 1M US L + 4.50%, 10/20/2022	3,578,929	3,592,350
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 06/07/2019	222,537	223,232
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 3M US L + 8.50%, 12/07/2019	2,367,258	2,337,667
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	1,194,127	1,179,201
Ortho Clinical Diagnostics Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 06/30/2021	549,364	551,462
Packaging Coordinators Midco Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 06/30/2023	1,716,012	1,721,915
Pharmerica Corporation, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 09/26/2024(c)	1,440,000	1,449,360
Press Ganey Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024	612,110	620,909
Project Ruby Ultimate Parent Corp., Senior Secured First Lien New Closing Date Term Loan, 1M US L + 3.50%, 02/09/2024(c)	815,920	822,721
Stratose Intermediate Holdings II LLC, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 06/22/2023	699,189	702,685
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	3,924,912	3,875,851
UIC Merger Sub Inc, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 08/30/2024	429,032	424,474
UIC Merger Sub Inc, Senior Secured Second Lien Term Loan, 1M US L + 7.00%, 08/30/2025	392,857	387,455
Valeant Pharmaceuticals International Inc, Senior Secured First Lien Series F-1 Tranche B Term Loan, 3M US L + 4.75%, 04/01/2022	362,835	368,421
YI LLC (aka Young Innovations), Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	2,133,333	2,130,667
		55,171,083

High Tech Industries - 26.37%
Aerial Merger Sub Inc (Neustar), Senior Secured First Lien Term B2 Loan, 3M US L + 3.75%, 8/8/2024	950,000	960,569
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 3M US L + 10.00%, 05/25/2020	5,128,729	5,064,620
BMC Software Finance Inc, Senior Secured Initial B-2 US Term Loan, 3M US L + 3.25%, 09/10/2022(c)	4,182,978	4,193,184
Compuware Corporation, Senior Secured First Lien Tranche B-3 Term Loan, 3M US L + 4.25%, 12/15/2021	3,173,673	3,198,475
Compuware Corporation, Senior Secured Second Lien Term Loan, 3M US L + 8.25%, 12/15/2022	644,388	647,610
CPI Acquisition Inc, Senior Secured First Lien Term Loan, 3M US L + 4.50%, 08/17/2022	857,430	625,924
CPI International Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 07/26/2024	705,778	711,365
CPI International Inc, Senior Secured Second Lien Term Loan, 1M US L + 7.25%, 07/25/2025(b)	313,725	315,686
Cypress Semiconductor Corp, Senior Secured First Lien 2016 Incremental Term Loan, 3M US L + 5.50%, 07/05/2021	21,127	–
ECI Macola / Max Holding LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 9/27/2024	2,216,667	2,238,146
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 06/01/2022	1,833,951	1,840,828

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
High Tech Industries (continued)
Excelitas Technologies Corp (fka IDS Acquisition), Senior Secured First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/2/2024	$511,416	$516,289
Flexera Software LLC, Senior Secured Second Lien Term Loan, 1M US L + 7.00%, 04/02/2021	1,187,500	1,193,438
Gigamon Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.50%, 12/19/2024(c)	3,894,040	3,874,570
Hyland Software Inc, Senior Secured Second Lien Initial Loan, 1M US L + 7.00%, 07/07/2025	368,098	377,301
Idera Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 5.00%, 6/28/2024(b)	1,682,535	1,684,638
Ivanti Software Inc, Senior Secured First Lien Term Loan, 1M US L + 4.25%, 01/22/2024	2,102,866	2,005,608
Ivanti Software Inc, Senior Secured Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	2,000,000	1,920,000
Mcafee, LLC, Senior Secured First Lien Closing Date Term Loan, 3M US L + 4.50%, 9/30/2024(c)	5,361,563	5,351,992
MH Sub I LLC, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 09/13/2024	1,500,000	1,506,750
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 10/30/2020	2,742,857	2,690,290
Pomeroy Group LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 11/12/2021	1,477,387	1,451,533
Presidio LLC, Senior Secured First Lien Refinancing and Incremental Term Loan, 3M US L + 2.75%, 02/02/2024(c)	1,500,000	1,507,500
Project Alpha Intermediate Holding Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 4/26/2024	3,392,419	3,325,978
Project Leopard Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 5.50%, 7/7/2023	831,250	838,008
Quest Software Us Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.50%, 10/31/2022	5,983,858	6,090,161
Ramundsen Public Sector LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/01/2024	327,198	331,015
Riverbed Technology Inc, Senior Secured First Lien Amendment Term Loan, 3M US L + 3.25%, 04/24/2022	1,000,000	986,530
Rocket Software Inc, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 10/13/2023	2,066,154	2,091,557
SciQuest Inc, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 12/20/2024(b)(c)	2,076,923	2,071,731
SCS Holdings I Inc, Senior Secured First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	1,463,388	1,474,363
Silverback Merger Sub Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 08/21/2024	758,662	767,197
SMS Systems Maintenance Services Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.00%, 10/30/2023(c)	3,800,731	3,268,628
SolarWinds Holdings Inc, Senior Secured First Lien 2017 Refinancing Term Loan 1M US L + 3.50%, 02/03/2023	2,221,736	2,233,122
Sungard Availability Services Capital Inc, Senior Secured Extended Term B Loan, 3M US L + 7.00%, 09/30/2021	574,162	532,535
TIBCO Software Inc, Senior Secured First Lien Term B-1 Loan, 1M US L + 3.50%, 12/04/2020	914,011	917,823
Veritas US Inc, Senior Secured First Lien Term Loan B Facility, 3M US L + 4.50%, 01/27/2023	1,824,460	1,831,119
		70,636,083

Hotels, Gaming and Leisure - 2.74%
AP Gaming I LLC, Senior Secured First Lien Term B Loan, 1M US L + 5.50%, 02/15/2024(c)	3,482,017	3,523,384
SMG, Senior Secured First Lien 2014 Term Loan, US P + 2.50%, 02/27/2020	1,605,747	1,610,773
TravelCLICK Inc, Senior Secured Repriced First Lien Term Loan, 1M US L + 4.00%, 05/06/2021	2,179,269	2,194,524
		7,328,681

Media Advertising, Printing and Publishing - 1.40%
Southern Graphics Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 11/22/2022(c)	309,179	311,150
Southern Graphics Inc, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 11/22/2022(c)	1,913,043	1,925,239

Annual Report | December 31, 2017	15

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Media Advertising, Printing and Publishing (continued)
Southern Graphics Inc, Senior Secured Second Lien Term Loan, 3M US L + 7.50%, 11/22/2023(c)	$1,500,000	$1,508,437
		3,744,826

Metals and Mining - 1.12%
Canam Steel Corporation, Senior Secured First Lien Closing Date Term Loan, 1M US L + 5.50%, 7/1/2024	2,119,195	2,140,386
Murray Energy Corporation, Senior Secured First Lien Term B-2 Non-PIK Loan, 3M US L + 7.25%, 04/16/2020	982,903	868,641
		3,009,027

Retail - 2.78%
Academy, Ltd, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2022(c)	421,052	333,421
Apro LLC, Senior Secured First Lien Initial Term Loan, 2M US L + 4.00%, 8/8/2024	796,610	802,589
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	1,255,537	1,044,186
Fairway Group Acquisition Company, Senior Secured First Lien First Out Term Loan, PIK 12.00%, 01/03/2020(b)	279,495	279,495
Fairway Group Acquisition Company, Senior Secured First Lien Last Out Term Loan, PIK 10.00%, 01/03/2020(b)	182,210	100,215
Fairway Group Holdings Corp, Senior Secured First Lien Subordinated Term Loan, PIK 11.00%, 10/04/2021(b)	160,257	–
FullBeauty Brands Holdings Corp, Senior Secured First Lien Term Loan, 1M US L + 4.75%, 10/14/2022	837,744	495,747
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 1M US L + 3.25%, 10/25/2020	1,252,111	1,025,954
Petco Animal Supplies Inc, Senior Secured First Lien Second Amendment Term Loan, 3M US L + 3.00%, 01/26/2023	657,361	499,184
Spencer Gifts LLC, Senior Secured First Lien Term B-1 Loan, 2M US L + 4.25%, 07/16/2021	3,810,612	2,781,747
Sports Authority (The), Senior Secured First Lien Term B Loan, 3M US L + 6.00%, 11/16/2017(d)	4,579,319	91,586
		7,454,124

Services - Business - 18.71%
Advantage Sales & Marketing Inc, Senior Secured First Lien Incremental Term B-2 Loan, 3M US L + 3.25%, 07/25/2021	970,125	948,297
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial term Loan, 3M US L + 3.25%, 07/23/2021	419,967	410,518
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 6.50%, 07/25/2022	3,248,461	3,053,553
AqGen Ascensus Inc, Senior Secured Delayed Draw First Lien Term Loan, 3M US L + 3.50%, 12/05/2022(c)	800,000	805,252
AqGen Ascensus Inc, Senior Secured First Lien Additional Term Loan, 3M US L + 3.25%, 12/05/2022(c)	1,209,716	1,216,273
Autodata Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 12/12/2024(b)(c)	952,941	955,324
BMC Acquisition Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.25%, 12/18/2024(b)(c)	875,000	875,000
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, Series 0000, 3M US L + 3.50%, 12/20/2019	5,993,459	2,869,368
Explorer Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	2,992,405	3,020,459
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	1,124,555	1,102,767
GlobalLogic Holdings Inc, Senior Secured First Lien Closing Date Term Loan, 3M US L + 4.50%, 06/20/2022(b)	2,766,981	2,798,110

16	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value

Services - Business (continued)
Information Resources Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 01/18/2024	$2,462,779	$2,478,689
Information Resources Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 01/20/2025	2,000,000	2,010,000
Inmar Inc, Senior Secured First Lien Initial Term Loan, 2M US L + 3.50%, 5/1/2024	1,604,839	1,610,351
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 2M US L + 8.00%, 5/1/2025	1,183,432	1,190,089
LD Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.875%, 12/09/2022(c)	2,070,730	1,860,199
Packers Holdings LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 11/18/2024	333,333	334,930
PT Intermediate Holdings III LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 12/9/2024(c)	1,068,571	1,074,919
PT Intermediate Holdings III LLC, Senior Secured Second Lien Initial Loan, 3M US L + 8.00%, 12/08/2025(b)(c)	1,540,000	1,547,700
Red Ventures, LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 11/8/2024	3,670,800	3,673,094
Sedgwick Claims Management Services Inc, Senior Secured New Second Lien B Facility, 3M US L + 5.75%, 02/28/2022(c)	1,463,415	1,474,390
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 3M US L + 5.75%, 02/28/2022(b)	2,075,472	2,096,226
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 5.75%, 02/28/2022	1,845,960	1,862,112
Sedgwick Management Services Inc, Senior Secured First Lien Initial Tranche B Term Loan, 3M US L + 2.75%, 02/28/2021(c)	2,555,556	2,553,971
SurveyMonkey Inc, Senior Secured First Lien Term Loan, 3M US L + 4.50%, 04/13/2024(b)	3,515,809	3,542,177
Thoughtworks Inc, Senior Secured Initial Term Loan, 1M US L + 4.50%, 10/12/2024(b)	1,000,000	1,002,500
Travel Leaders Group LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.50%, 01/25/2024	335,812	341,061
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.75%, 11/08/2021(b)	1,666,667	1,675,000
TRC Companies Inc, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 06/21/2024	1,745,625	1,751,630
		50,133,959

Services - Consumer - 4.34%
American Residential Services LLC, Senior Secured First Lien Term Loan, 1M US L + 4.00%, 6/30/2022	942,692	946,231
Big Jack Holdings LP, Senior Secured First Lien Term Loan B, 1M US L + 4.00%, 04/05/2024(b)	631,570	633,938
KUEHG Corp, Senior Secured First Lien Term B-2 Loan, 3M US L + 3.75%, 08/12/2022	1,658,196	1,665,451
KUEHG Corp, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 08/15/2025(b)	2,250,000	2,272,500
Learning Care Group (US) No. 2 Inc, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 05/05/2021(b)	1,417,593	1,428,225
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 3M US L + 7.00%, 08/14/2022	1,908,876	1,923,985
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021(c)	1,370,565	1,377,425
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 04/09/2021	1,360,033	1,370,233
		11,617,988
Telecommunications - 5.45%
Alorica Inc, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 6/30/2022	842,907	846,068
Avaya Inc, Senior Secured First Lien Term Loan, 3M US L + 4.75%, 11/08/2024	2,552,327	2,516,441
Centurylink Inc, Senior Secured First Lien Term B Loan, 3M US L + 2.75%, 01/31/2025	2,066,286	1,996,549
Cologix Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	1,797,743	1,814,975
Frontier Communications Corporation, Senior Secured First Lien Term B-1 Loan, 1M US L + 3.75%, 06/17/2024	293,263	282,265

Annual Report | December 31, 2017	17

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Telecommunications (continued)
Greeneden US Holdings II LLC, Senior Secured First Lien Tranche B-2 Dollar Term Loan, 3M US L + 3.75%, 12/01/2023	$613,925	$618,146
Masergy Holdings Inc, Senior Secured First Lien 2017 Replacement Term Loan, 3M US L +3.75%, 12/15/2023	613,953	614,337
Masergy Holdings Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.50%, 12/16/2024	500,000	507,187
Mitel US Holdings Inc, Senior Secured First Lien Term B Term Loan, 3M US L + 3.75%, 09/21/2023	1,166,195	1,178,586
Peak 10 Holding Corporation, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 8/1/2024	1,088,182	1,089,373
Peak 10 Holding Corporation, Senior Secured Second Lien Term Loan, 3M US L + 7.25%, 8/1/2025	1,157,143	1,167,268
Vertiv Group Corporation, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 11/30/2023(c)	1,980,000	1,981,238
		14,612,433

Transportation Cargo - 0.26%
REP WWEX Acquisition Parent LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 02/03/2024	683,361	684,358

Transportation Consumer - 2.09%
Air Medical Group Holdings Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.25%, 09/26/2024(c)	2,000,000	2,007,920
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 04/07/2021	3,569,443	3,587,862
		5,595,782
Utilities Electric - 5.08%
Eastern Power LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 10/02/2023	1,009,408	1,019,769
Exgen Texas Power LLC, Senior Secured First Lien Term Loan Non-PIK, 3M US L + 4.75%, 09/20/2021(d)	2,236,708	1,433,361
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 3M US L + 7.25%, 12/19/2022	1,826,276	1,839,060
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B-1 Conversion Advance Loan, 3M US L + 5.50%, 11/13/2021(b)	498,750	488,775
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 3M US L +6.50%, 08/21/2020	3,406,357	3,142,364
Panda Patriot LLC (fka Moxie Patriot LLC), Senior Secured First Lien Construction B-1 Facility Term Loan, 3M US L + 5.75%, 12/18/2020	1,435,596	1,414,062
Pike Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 9/20/2024	1,026,736	1,042,989
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 11/09/2020	1,919,351	1,613,455
Southeast PowerGen LLC, Senior Secured First Lien Advance Term B Loan, 3M US L + 3.50%, 12/02/2021	1,672,033	1,609,332
		13,603,167
Wholesale - 0.44%
Staples Inc, Senior Secured First Lien Initial Term Loan, 2M US L + 4.00%, 9/12/2024	1,192,308	1,171,293

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $388,898,625)		380,557,256

CORPORATE BONDS - 9.19%
Aerospace and Defense - 0.60%
Engility Corporation, Senior Unsecured Bond, 8.875%, 09/01/2024	1,500,000	1,608,750

18	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Banking, Finance, Insurance and Real Estate - 0.46%
AssuredPartners Inc, Senior Unsecured Bond, 7.000%, 08/15/2025(f)	$682,000	$680,295
NFP Corp, Senior Secured Bond, 6.875%, 07/15/2025(f)	553,000	558,530
		1,238,825

Beverage, Food and Tobacco - 0.87%
Cooke Omega Investments Inc, Senior Secured Bond, 8.500%, 12/15/2022(f)	1,429,000	1,425,428
PF Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(f)	1,000,000	915,000
		2,340,428
Construction and Building - 1.59%
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(f)	1,950,000	2,081,625
Great Lakes Dredge & Dock Corp, Senior Unsecured Bond, Series WI, 8.000%, 05/15/2022	2,080,000	2,186,600
		4,268,225

Containers, Packaging and Glass - 0.61%
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(f)	955,000	952,613
Flex Acquisition Co Inc, Senior Unsecured Bond, 6.875%, 01/15/2025(f)	666,000	690,958
		1,643,571

Energy, Oil and Gas - 0.39%
Comstock Resources Inc, Senior Unsecured Bond, 10.00% Cash or 12.25% PIK%, 03/15/2020(g)	1,000,000	1,036,250

Environmental Industries - 0.17%
GFL Environmental Inc, Senior Unsecured Bond, 9.875%, 02/01/2021(f)	431,000	455,244

Healthcare and Pharmaceuticals - 2.20%
Avantor Inc, Senior Unsecured Bond, 9.000%, 10/01/2025(f)	1,733,000	1,711,337
Team Health Holdings Inc, Senior Secured Bond, 6.375%, 02/01/2025(f)	1,000,000	897,500
Tenet Healthcare Corp, Senior Secured Bond, 4.625%, 07/15/2024(f)	666,000	651,847
Tenet Healthcare Corp, Senior Unsecured Bond,:
5.125%, 05/01/2025(f)	666,000	651,848
7.000%, 08/01/2025(f)	1,143,000	1,078,706
Valeant Pharmaceuticals International Inc, Senior Unsecured Bond,:
6.500%, 03/15/2022(f)	520,000	547,300
7.000%, 03/15/2024(f)	323,000	346,418
		5,884,956

High Tech Industries - 1.01%
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(f)(g)	600,000	601,950
Infor US Inc, Senior Unsecured Bond, 6.500%, 05/15/2022	750,000	780,000
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(f)	1,385,000	1,312,287
		2,694,237

Media Advertising, Printing and Publishing - 0.15%
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(f)	420,000	416,325

Retail - 0.08%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(f)	1,800,000	207,000

Services - Business - 0.82%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(f)	1,500,000	1,518,750

Annual Report | December 31, 2017	19

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Services - Business (continued)
Jaguar Holding Company II, Senior Secured Bond, 6.375%, 08/01/2023(f)	$666,000	$674,325
		2,193,075

Utilities Electric - 0.24%
Calpine Corp, Senior Unsecured Bond, 5.750%, 01/15/2025	666,000	635,197

TOTAL CORPORATE BONDS
(Cost $25,431,965)		24,622,083

	Shares
COMMON STOCK - 0.04%
Energy, Oil and Gas - 0.04%
TE Holdings LLC (Templar), Class A(b)(h)	72,786	$118,278

TOTAL COMMON STOCK
(Cost $2,919,283)		118,278

PREFERRED STOCK - 0.17%
Energy, Oil and Gas - 0.17%
TE Holdings LLC (Templar)(b)(h)	48,248	446,297

TOTAL PREFERRED STOCK
(Cost $482,483)		446,297

WARRANTS - 0.01%
Energy, Oil and Gas - 0.01%
Comstock Resources Inc, expires 6/20/2020 at $0.01(h)	3,438	29,051

TOTAL WARRANTS
(Cost $–)		29,051

Total Investments - 151.46%
(Cost $417,732,356)		405,772,965

Liabilities in Excess of Other Assets - (2.19)%		(5,869,869)

Net Assets - 100.00%		$267,903,096

Amounts above are shown as a percentage of net assets as of December 31, 2017.

20	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments

December 31, 2017

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

P - Prime Rate

PIK - Payment In Kind

Prime Rates:

US P - Prime Rate as of December 31, 2017 was 4.50%

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2017 was 1.56%

2M US L - 2 Month LIBOR as of December 31, 2017 was 1.62%

3M US L - 3 Month LIBOR as of December 31, 2017 was 1.69%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	All or a portion of this position has not settled as of December 31, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	Security is in default as of period end and is therefore non-income producing.
(e)	A portion of this position was not funded as of December 31, 2017. The Portfolio of Investments records only the funded portion of each position. See Note 7 - Senior and Secured Floating Rate Loans.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $18,375,286, which represented approximately 6.86% of net assets as of December 31, 2017. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Option to convert to pay-in-kind security.
(h)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2017	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 130.64%
Aerospace and Defense - 1.38%
Propulsion Acquisition LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 07/13/2021(b)(c)	$1,200,000	$1,188,000
Standard Aero Aviation Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	983,400	992,418
WP CPP Holdings LLC, Senior Secured First Lien B-3 Term Loan, 3M US L + 3.50%, 12/28/2019	818,276	819,556
		2,999,974

Automotive - 1.72%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 09/01/2021	391,471	394,836
CH Hold Corp, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.25%, 01/25/2025(b)	789,474	807,237
Mitchell International Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.25%, 11/29/2024(c)	55,512	55,606
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 11/29/2024(c)	688,348	689,518
Mitchell International Inc, Senior Secured Second Lien Term Loan, 3M US L + 3.75%, 11/20/2025	690,909	698,765
Superior Industries International Inc, Senior Secured First Lien Closing Date Term Loan, 1M US L + 4.50%, 5/22/2024	1,086,890	1,098,438
		3,744,400

Banking, Finance, Insurance and Real Estate - 9.79%
Acrisure LLC, Senior Secured First Lien Term B-2 Loan, 3M US L + 4.25%, 11/22/2023	544,740	550,936
Alliant Holdings Intermediate LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 08/12/2022	280,676	282,344
Almonde Inc, Senior Secured First Lien US Term Loan, 3M US L + 3.50%, 06/13/2024	489,340	491,258
Applied Systems Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 09/13/2024	74,813	75,701
ASP MCS Acquisition Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 4.75%, 5/20/2024	1,663,088	1,675,561
Asurion LLC, Senior Secured Second Lien Tranche B-2 Loan, 1M US L + 6.00%, 8/4/2025	1,818,182	1,872,155
Broadstreet Partners Inc, Senior Secured First Lien Term B-1 Loan Facility, 3M US L + 3.75%, 11/08/2023(c)	1,644,885	1,656,202
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 3M US L + 5.25%, 04/19/2022	1,496,222	1,497,531
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 12/10/2019	1,744,503	1,742,977
Cypress Merger Sub Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	813,953	833,541
DTZ US Borrower LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 11/04/2022	166,512	166,929
Duff & Phelps Corp, Senior Secured First Lien Restatement Loan, 3M US L + 3.25%, 10/12/2024	882,353	885,869
Edelman Financial Center LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 11/09/2024	1,162,791	1,178,052
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 3M US L + 6.50%, 04/05/2021	470,905	472,082
Focus Financial Partners LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 07/03/2024(b)	869,913	878,612

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Banking, Finance, Insurance and Real Estate (continued)
Hyperion Insurance Group Limited, Senior Secured First Lien Initial Dollar Term Loan, 3M US L + 3.50%, 12/20/2024(c)	$1,538,462	$1,543,269
Intralinks Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/11/2024(c)	1,285,714	1,281,163
NFP Corp, Senior Secured First Lien Term B Term Loan, 1M US L + 3.50%, 01/08/2024	729,972	734,717
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 11/27/2020	1,394,302	1,311,222
Resolute Investment Managers Inc, Senior Secured Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	1,000,000	1,007,500
Victory Capital Operating LLC, Senior Secured First Lien Term B Loan, 1M US L + 5.25%, 11/01/2021	450,726	456,924
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 10/01/2021	672,556	660,114
		21,254,659

Beverage, Food and Tobacco - 5.02%
Agro Merchants North America Holdings Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 12/6/2024	808,081	816,162
Americold Realty Operating Partnership LP, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 12/01/2022	284,967	288,530
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 02/15/2021(c)	2,009,477	1,898,955
CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 07/03/2020	2,304,428	2,282,536
Give & Go Prepared Foods Corp, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 07/29/2023(b)	1,540,257	1,549,884
NPC International Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.50%, 4/18/2025	949,153	972,881
Refresco Group N.V., Senior Secured First Lien USD Term Loan, 3M US L + 2.75%, 09/27/2024(b)(c)	234,375	234,815
TKC Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 02/01/2023(c)	1,419,559	1,432,420
TKC Holdings Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.00%, 02/01/2024(c)	765,759	771,502
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.50%, 01/03/2022(b)	693,642	655,491
		10,903,176

Capital Equipment - 4.37%
ASP MWI Merger Sub Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 09/27/2024	767,308	776,182
Big Ass Fans LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 05/08/2024	379,736	381,399
Blount International Inc, Senior Secured First Lien Term Loan B-1 Facility, 3M US L + 4.25%, 04/12/2023	1,216,346	1,232,311
Direct Chassislink Aquisition Inc, Senior Secured Second Lien Term Loan, 3M US L + 6.00%, 06/15/2023(c)	2,100,000	2,142,000
Duke Finance LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.25%, 02/21/2024	684,067	690,483
Engineered Machinery Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.25%, 07/25/2024	46,018	46,104
Engineered Machinery Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 07/19/2024	353,982	354,646
LTI Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 8.75%, 05/16/2025(b)	700,000	712,250
Meter Readings Holding LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 5.75%, 08/29/2023(b)	1,838,536	1,847,729
Robertshaw US Holding Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 4.50%, 08/02/2024	401,005	405,015

Annual Report | December 31, 2017	23

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Capital Equipment (continued)
STS Operating, Inc(aka Sunsource), Senior Secured Initial Term Loan, 1M US L + 3.75%, 12/07/2024	$900,000	$906,750
		9,494,869

Chemicals, Plastics and Rubber - 3.05%
Albaugh LLC, Senior Secured First Lien 2017 Refinancing Term Loan, 3M US L + 3.50%, 12/06/2024(c)	1,333,333	1,348,340
DuBois Chemicals Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 03/15/2024(b)	502,915	506,686
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 08/02/2021	698,387	704,502
Emerald Performance Materials LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 6.75%, 08/01/2022	1,500,000	1,502,348
Pinnacle Operating Corporation, Senior Secured First Lien 2017 Extended Term Loan, PIK 1.75%, 11/15/2021	2,229,648	2,107,017
Vantage Specialty Chemicals Holdings Inc, Senior Secured First Lien Closing Date Loan, 3M US L + 4.00%, 10/25/2024	457,143	460,857
		6,629,750

Construction and Building - 9.16%
American Bath Group LLC, Senior Secured First Lien Replacement Term Loan, 3M US L + 5.25%, 9/30/2023	2,336,560	2,361,864
American Bath Group LLC, Senior Secured Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	150,000	150,375
Dayton Superior Corporation, Senior Secured First Lien Term Loan, 3M US L + 8.00%, 11/03/2021(b)	1,014,580	877,612
Dimora Brands Inc, Senior Secured First Lien Term Loan, 1M US L + 4.00%, 08/16/2024	1,278,846	1,291,635
Diversitech Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 6/3/2024	316,291	318,203
Forterra Finance LLC, Senior Secured First Lien Replacement Loan, 1M US L + 3.00%, 10/25/2023	2,818,691	2,644,947
HNC Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.50%, 10/05/2023	615,544	621,955
Interior Logic Group Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 02/28/2024(b)	1,375,000	1,387,031
LBM Borrower LLC, Senior Secured First Lien Tranche B Term Loan, 2M US L + 4.50%, 08/20/2022	3,667,716	3,720,054
Morsco Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 7.00%, 10/31/2023	1,363,136	1,390,399
New Arclin US Holding Corp, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/14/2024	1,040,275	1,050,678
Specialty Building Products Holdings LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 10/18/2023(b)	1,430,769	1,436,135
SRS Distribution Inc, Senior Secured First Lien Tranche B-4 Term Loan, 3M US L + 3.25%, 08/25/2022	1,787,349	1,799,083
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 1M US L + 8.75%, 02/24/2023	810,445	835,772
		19,885,743

Consumer Goods Durable - 3.50%
Al Aqua Merger Sub Inc, Senior Secured First Lien Term B1 Loan, 1M US L + 3.50%, 12/13/2023	1,292,398	1,301,284
Al Aqua Merger Sub Inc, Senior Secured Incremental Term B Loan, 1M US L + 3.50%, 12/13/2023	640,000	644,400
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 01/31/2020	1,562,786	1,561,160
Hayward Acquisition Corp, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 08/05/2024	60,767	60,995

24	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Consumer Goods Durable (continued)
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 12/16/2024(c)	$1,044,776	$1,052,178
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 06/30/2021	491,094	494,839
Power Products LLC, Senior Secured First Lien Term B-1 Loan, 3M US L + 4.00%, 12/20/2022	638,264	645,846
Recess Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 09/18/2024	1,002,739	1,009,422
Serta Simmons Bedding LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.00%, 11/08/2024(c)	950,649	818,747
		7,588,871

Consumer Goods Non Durable - 1.21%
Acosta Inc, Senior Secured First Lien Tranche B-1 Loan, 1M US L + 3.25%, 09/26/2021	500,000	441,667
Clover Merger Sub Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 9/26/2024	1,650,000	1,600,500
Revlon Consumer Products Corporation, Senior Secured First Lien Initial Term B Loan, 1M US L + 3.50%, 09/07/2023	769,589	575,749
		2,617,916

Containers, Packaging and Glass - 2.73%
Caraustar Industries Inc, Senior Secured First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	971,239	976,600
Coveris Holdings SA, Senior Secured First Lien USD Term B-1 Loan, 3M US L + 4.25%, 06/29/2022	111,742	112,074
IBC Capital Limited, Senior Secured Second Lien Term Loan, 3M US L + 7.00%, 09/09/2022(c)	1,519,716	1,500,720
Pregis Holding I Corporation, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 05/20/2021	717,738	720,429
ProAmpac PG Borrower LLC, Senior Secured First Lien Initial Loan, 3M US L + 3.50%, 11/20/2023(c)	415,688	419,716
ProAmpac PG Borrower LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024	366,029	373,350
Ranpak Corp, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.25%, 10/03/2022(b)	305,556	304,028
Strategic Materials Holding Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 10/25/2024	333,333	335,278
Strategic Materials Holding Corp, Senior Secured Second Lien Initial term Loan, 3M US L + 7.75%, 10/27/2025	933,333	938,779
Trident TPI Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 2M US L + 3.25%, 10/17/2024	235,023	236,639
		5,917,613

Energy, Oil and Gas - 2.65%
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 3M US L + 6.50%, 05/16/2021	1,502,941	1,481,652
Medallion Midland Acquisition LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 10/30/2024(b)	455,729	457,438
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	874,528	727,314
Sheridan Production Partners I LLC, Senior Secured First Lien Deferred Principal Term Loan,:
3M US L + 0.00%, 10/01/2019(b)	2,752	2,080
3M US L + 0.00%, 10/01/2019(b)	34,005	25,694
Sheridan Production Partners I LLC, Senior Secured First Lien Term Loan, 3M US L + 0.00%, 10/01/2019(b)	4,506	3,405
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	115,882	96,375
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	70,781	58,866

Annual Report | December 31, 2017	25

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Energy, Oil and Gas (continued)
Traverse Midstream Partners LLC, Senior Secured First Lien Advance Term Loan, 3M US L + 4.00%, 9/27/2024	$1,029,412	$1,044,467
Utex Industries Inc, Senior Secured First Lien New Initial Term Loan, 1M US L + 4.00%, 05/21/2021	1,880,571	1,848,442
		5,745,733

Environmental Industries - 0.67%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 3M US L + 4.75%, 05/29/2020(b)	1,422,857	1,444,200

Forest Products and Paper - 0.07%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 1M US L + 5.00%, 08/09/2019	156,188	148,379

Healthcare and Pharmaceuticals - 20.44%
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 1M US L + 5.00%, 04/01/2022	3,380,844	3,358,294
American Renal Holdings Inc, Senior Secured First Lien New Term Loan B, 3M US L + 3.25%, 06/14/2024	462,570	459,487
Arbor Pharmaceuticals LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	1,238,420	1,251,578
Avantor Performance Materials Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 09/20/2024	811,404	816,224
BioClinica-Clinverse Holdings Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 10/20/2023(b)	946,957	928,017
BioClinica-Clinverse Holdings Corp, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 10/04/2024	789,474	774,426
Certara Holdco Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 8/15/2024(b)	89,775	90,448
CHG Healthcare Services Inc, Senior Secured First Lien New Term Loan, 3M US L + 3.00%, 06/07/2023	1,391,555	1,404,386
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 1M US L + 4.25%, 10/21/2021(d)	1,307,710	1,077,776
Covenant Surgical Partners Inc, Senior Secured First Lien Delayed Draw Loan, 3M US L + 4.75%, 10/04/2024(b)(e)	31,923	32,162
Covenant Surgical Partners Inc, Senior Secured First Lien Term Loan, 3M US L + 4.75%, 10/04/2024(b)	576,923	581,250
CPI Holdco LLC, Senior Secured Closing Date Term Loan, 3M US L + 3.50%, 03/21/2024	493,315	498,095
Cryolife Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/15/2024(b)	523,077	528,308
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 12/01/2021	779,850	779,366
Endo Finance Co (Endo Luxembourg Finance Co. I S.a.r.l), Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 04/29/2024	1,936,041	1,951,171
Equian Buyer Corp (Fka Aeneas Buyer Corp), Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 05/20/2024	718,705	726,345
Greenway Health LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/16/2024(b)	1,372,414	1,379,276
Horizon Pharma Inc, Senior Secured First Lien Third Amendment Refinancing Term Loan, 3M US L + 3.25%, 03/29/2024	594,439	597,691
Indivior Finance (2014) LLC, Senior Secured First Lien 2017 Replacement USD Term Loan, 3M US L + 4.50%, 12/14/2022(b)(c)	2,903,226	2,917,742
Lanai Holdings III Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022(b)	1,133,862	1,088,507
Midwest Physician Administrative Services LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 7.00%, 8/15/2025	640,000	644,000
Navicure Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 10/23/2024(b)	1,169,231	1,169,231

26	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Netsmart Technologies Inc, Senior Secured First Lien Term C-1 Loan, 3M US L + 4.50%, 04/19/2023(b)	$1,961,508	$1,986,027
nThrive Inc, Senior Secured First Lien Term B-2 Loan, 1M US L + 4.50%, 10/20/2022	2,637,521	2,647,411
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 06/07/2019	171,064	171,599
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 3M US L + 8.50%, 12/07/2019	3,244,121	3,203,569
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	2,098,559	2,072,327
Ortho Clinical Diagnostics Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 06/30/2021	480,693	482,529
Packaging Coordinators Midco Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 06/30/2023	2,236,061	2,243,753
Pharmerica Corporation, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 09/26/2024(c)	960,000	966,240
Press Ganey Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024	459,082	465,682
Project Ruby Ultimate Parent Corp., Senior Secured First Lien New Closing Date Term Loan, 1M US L + 3.50%, 02/09/2024(c)	662,116	667,635
Stratose Intermediate Holdings II LLC, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 06/22/2023	466,126	468,457
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	2,509,411	2,478,043
UIC Merger Sub Inc, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 08/30/2024	286,022	282,983
UIC Merger Sub Inc, Senior Secured Second Lien Term Loan, 1M US L + 7.00%, 08/30/2025	294,643	290,592
Valeant Pharmaceuticals International Inc, Senior Secured First Lien Series F-1 Tranche B Term Loan, 3M US L + 4.75%, 04/01/2022	362,835	368,421
Wink Holdco Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 6.75%, 10/31/2025	388,889	393,750
YI LLC (aka Young Innovations), Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	2,133,333	2,130,666
		44,373,464

High Tech Industries - 24.29%
Aerial Merger Sub Inc (Neustar), Senior Secured First Lien Term B2 Loan, 3M US L + 3.75%, 8/8/2024	950,000	960,569
Aerial Merger Sub Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 01/08/2020	421,318	428,428
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 3M US L + 10.00%, 05/25/2020	3,982,404	3,932,625
BMC Software Finance Inc, Senior Secured Initial B-2 US Term Loan, 3M US L + 3.25%, 09/10/2022(c)	2,347,870	2,353,599
Compuware Corporation, Senior Secured First Lien Tranche B-3 Term Loan, 3M US L + 4.25%, 12/15/2021	3,132,551	3,157,032
CPI Acquisition Inc, Senior Secured First Lien Term Loan, 3M US L + 4.50%, 08/17/2022	833,809	608,681
CPI International Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 07/26/2024	470,519	474,243
CPI International Inc, Senior Secured Second Lien Term Loan, 1M US L + 7.25%, 07/25/2025(b)	209,150	210,458
Digicert Holdings Inc, Senior Secured Second Lien Term Loan, 3M US L + 8.00%, 10/31/2025	1,000,000	1,007,660
ECI Macola / Max Holding LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 9/27/2024	1,662,500	1,678,610
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 06/01/2022	643,846	646,260
Excelitas Technologies Corp (fka IDS Acquisition), Senior Secured First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/2/2024	447,489	451,753
Flexera Software LLC, Senior Secured Second Lien Term Loan, 1M US L + 7.00%, 04/02/2021	1,387,500	1,394,437
Gigamon Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.50%, 12/19/2024(c)	2,920,530	2,905,927

Annual Report | December 31, 2017	27

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
High Tech Industries (continued)
Hyland Software Inc, Senior Secured Second Lien Initial Loan, 1M US L + 7.00%, 07/07/2025	$322,086	$330,138
Idera Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 5.00%, 6/28/2024(b)	1,261,901	1,263,479
Ivanti Software Inc, Senior Secured First Lien Term Loan, 1M US L + 4.25%, 01/22/2024	2,908,709	2,774,181
Ivanti Software Inc, Senior Secured Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	2,000,000	1,920,000
Mcafee, LLC, Senior Secured First Lien Closing Date Term Loan, 3M US L + 4.50%, 9/30/2024(c)	1,911,875	1,908,462
MH Sub I LLC, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 09/13/2024	2,250,000	2,260,125
Pomeroy Group LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 11/12/2021	1,483,652	1,457,688
Presidio LLC, Senior Secured First Lien Refinancing and Incremental Term Loan, 3M US L + 2.75%, 02/02/2024(c)	1,000,000	1,005,000
Project Alpha Intermediate Holding Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 4/26/2024	2,968,365	2,910,230
Project Leopard Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 5.50%, 7/7/2023	554,167	558,672
Quest Software Us Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.50%, 10/31/2022	2,566,667	2,612,263
Ramundsen Public Sector LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/01/2024	545,330	551,691
Rocket Software Inc, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 10/13/2023	1,549,615	1,568,668
SciQuest Inc, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 12/20/2024(b)(c)	1,384,615	1,381,154
SCS Holdings I Inc, Senior Secured First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	975,592	982,909
Silverback Merger Sub Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 08/21/2024	505,775	511,465
SMS Systems Maintenance Services Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.00%, 10/30/2023(c)	3,169,014	2,725,352
SolarWinds Holdings Inc, Senior Secured First Lien 2017 Refinancing Term Loan 1M US L + 3.50%, 02/03/2023	2,579,397	2,592,616
Sophia LP, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 09/30/2022	1,030,963	1,033,329
Sungard Availability Services Capital Inc, Senior Secured Extended Term B Loan, 3M US L + 7.00%, 09/30/2021	430,623	399,403
TIBCO Software Inc, Senior Secured First Lien Term B-1 Loan, 1M US L + 3.50%, 12/04/2020	668,842	671,631
Veritas US Inc, Senior Secured First Lien Term Loan B Facility, 3M US L + 4.50%, 01/27/2023	1,094,676	1,098,672
		52,727,410

Hotels, Gaming and Leisure - 1.15%
AP Gaming I LLC, Senior Secured First Lien Term B Loan, 1M US L + 5.50%, 02/15/2024(c)	2,465,780	2,495,074

Media Advertising, Printing and Publishing - 1.47%
Southern Graphics Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 11/22/2022(c)	231,884	233,362
Southern Graphics Inc, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 11/22/2022(c)	1,434,783	1,443,929
Southern Graphics Inc, Senior Secured Second Lien Term Loan, 3M US L + 7.50%, 11/22/2023(c)	1,500,000	1,508,438
		3,185,729

Metals and Mining - 0.96%
Canam Steel Corporation, Senior Secured First Lien Closing Date Term Loan, 1M US L + 5.50%, 7/1/2024	1,412,796	1,426,924
Murray Energy Corporation, Senior Secured First Lien Term B-2 Non-PIK Loan, 3M US L + 7.25%, 04/16/2020	737,177	651,481
		2,078,405

28	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Retail - 1.70%
Academy, Ltd, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2022(c)	$315,790	$250,066
Apro LLC, Senior Secured First Lien Initial Term Loan, 2M US L + 4.00%, 8/8/2024	597,458	601,941
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	286,982	238,673
FullBeauty Brands Holdings Corp, Senior Secured First Lien Term Loan, 1M US L + 4.75%, 10/14/2022	628,310	371,812
Petco Animal Supplies Inc, Senior Secured First Lien Second Amendment Term Loan, 3M US L + 3.00%, 01/26/2023	310,613	235,872
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 04/30/2021(b)	2,010,417	1,909,896
Sports Authority (The), Senior Secured First Lien Term B Loan, 3M US L + 6.00%, 11/16/2017(d)	3,612,051	72,241
		3,680,501

Services - Business - 17.85%
Advantage Sales & Marketing Inc, Senior Secured First Lien Incremental Term B-2 Loan, 3M US L + 3.25%, 07/25/2021	754,542	737,564
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial term Loan, 3M US L + 3.25%, 07/23/2021	314,976	307,889
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 6.50%, 07/25/2022	3,123,849	2,936,418
Allied Universal Holdco LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 07/28/2022	1,179,000	1,171,448
AqGen Ascensus Inc, Senior Secured Delayed Draw First Lien Term Loan, 3M US L + 3.50%, 12/05/2022(c)	533,333	536,835
AqGen Ascensus Inc, Senior Secured First Lien Additional Term Loan, 3M US L + 3.25%, 12/05/2022(c)	837,016	841,552
Aqgen Ascensus Inc, Senior Secured First Lien Incremental Delayed Draw Term Loan, 3M US L + 3.50%, 12/05/2022(c)	177,778	178,945
Autodata Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 12/12/2024(b)(c)	635,294	636,882
BMC Acquisition Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.25%, 12/18/2024(b)(c)	656,250	656,250
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, Series 0000, 3M US L + 3.50%, 12/20/2019	3,266,350	1,563,765
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 3M US L + 7.50%, 12/21/2020	1,500,000	169,500
Explorer Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	2,992,405	3,020,459
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	2,289,701	2,245,338
GlobalLogic Holdings Inc, Senior Secured First Lien Closing Date Term Loan, 3M US L + 4.50%, 06/20/2022(b)	504,795	510,474
Information Resources Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 01/18/2024	2,154,932	2,168,853
Information Resources Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 01/20/2025	2,000,000	2,010,000
Inmar Inc, Senior Secured First Lien Initial Term Loan, 2M US L + 3.50%, 5/1/2024	1,283,871	1,288,281
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 2M US L + 8.00%, 5/1/2025	946,746	952,071
LD Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.875%, 12/09/2022(c)	2,040,548	1,833,085
Packers Holdings LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 11/18/2024	333,333	334,930
PT Intermediate Holdings III LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 12/9/2024(c)	874,286	879,479
PT Intermediate Holdings III LLC, Senior Secured Second Lien Initial Loan, 3M US L + 8.00%, 12/08/2025(b)(c)	1,260,000	1,266,300

Annual Report | December 31, 2017	29

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Services - Business (continued)
Sedgwick Claims Management Services Inc, Senior Secured New Second Lien B Facility, 3M US L + 5.75%, 02/28/2022(c)	$975,610	$982,927
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 3M US L + 5.75%, 02/28/2022(b)	3,160,377	3,191,981
Sedgwick Management Services Inc, Senior Secured First Lien Initial Tranche B Term Loan, 3M US L + 2.75%, 02/28/2021(c)	1,703,704	1,702,647
SurveyMonkey Inc, Senior Secured First Lien Term Loan, 3M US L + 4.50%, 04/13/2024(b)	2,506,021	2,524,816
Thoughtworks Inc, Senior Secured Initial Term Loan, 1M US L + 4.50%, 10/12/2024(b)	500,000	501,250
Travel Leaders Group LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.50%, 01/25/2024	261,187	265,270
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.75%, 11/08/2021(b)	1,818,182	1,827,273
TRC Companies Inc, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 06/21/2024	1,496,250	1,501,397
		38,743,879

Services - Consumer - 4.44%
American Residential Services LLC, Senior Secured First Lien Term Loan, 1M US L + 4.00%, 6/30/2022	707,019	709,674
Big Jack Holdings LP, Senior Secured First Lien Term Loan B, 1M US L + 4.00%, 04/05/2024(b)	552,624	554,696
KUEHG Corp, Senior Secured First Lien Term B-2 Loan, 3M US L + 3.75%, 08/12/2022	1,423,287	1,429,514
KUEHG Corp, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 08/15/2025(b)	3,250,000	3,282,500
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 3M US L + 7.00%, 08/14/2022	1,297,848	1,308,120
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021(c)	659,588	662,889
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 04/09/2021	1,673,887	1,686,441
		9,633,834

Telecommunications - 5.72%
Alorica Inc, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 6/30/2022	674,326	676,854
Avaya Inc, Senior Secured First Lien Term Loan, 3M US L + 4.75%, 11/08/2024	2,359,375	2,326,202
Centurylink Inc, Senior Secured First Lien Term B Loan, 3M US L + 2.75%, 01/31/2025	575,069	555,660
Cologix Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	1,523,309	1,537,910
Frontier Communications Corporation, Senior Secured First Lien Term B-1 Loan, 1M US L + 3.75%, 06/17/2024	219,948	211,700
Greeneden US Holdings II LLC, Senior Secured First Lien Tranche B-2 Dollar Term Loan, 3M US L + 3.75%, 12/01/2023	460,444	463,610
Masergy Holdings Inc, Senior Secured First Lien 2017 Replacement Term Loan, 3M US L + 3.75%, 12/15/2023	613,953	614,337
Masergy Holdings Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.50%, 12/16/2024	500,000	507,187
Mitel US Holdings Inc, Senior Secured First Lien Term B Term Loan, 3M US L + 3.75%, 09/21/2023	777,463	785,724
Peak 10 Holding Corporation, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 8/1/2024	725,455	726,249
Peak 10 Holding Corporation, Senior Secured Second Lien Term Loan, 3M US L + 7.25%, 8/1/2025	771,429	778,179
TierPoint LLC, Senior Secured First Lien Term Loan, 1M US L + 3.75%, 04/26/2024	1,410,311	1,403,266
Vertiv Group Corporation, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 11/30/2023(c)	1,838,998	1,840,147
		12,427,025

30	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Transportation Cargo - 0.26%
REP WWEX Acquisition Parent LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 02/03/2024	$569,467	$570,299

Transportation Consumer - 2.53%
Air Medical Group Holdings Inc, Senior Secured First Lien 2016 New Term Loan, 1M US L + 4.00%, 04/28/2022	476,618	477,273
Air Medical Group Holdings Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.25%, 09/26/2024(c)	2,000,000	2,007,920
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 04/07/2021	2,999,402	3,014,879
		5,500,072

Utilities Electric - 3.85%
Eastern Power LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 10/02/2023	861,846	870,693
Exgen Texas Power LLC, Senior Secured First Lien Term Loan Non-PIK, 3M US L + 4.75%, 09/20/2021(d)	987,140	632,594
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 3M US L + 7.25%, 12/19/2022	2,421,507	2,438,458
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B-1 Conversion Advance Loan, 3M US L + 5.50%, 11/13/2021(b)	498,750	488,775
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 3M US L + 6.50%, 08/21/2020	1,443,371	1,331,510
Panda Patriot LLC (fka Moxie Patriot LLC), Senior Secured First Lien Construction B-1 Facility Term Loan, 3M US L + 5.75%, 12/18/2020	717,798	707,031
Pike Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 9/20/2024	794,315	806,889
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 11/09/2020	1,277,206	1,073,651
		8,349,601

Wholesale - 0.66%
Staples Inc, Senior Secured First Lien Initial Term Loan, 2M US L + 4.00%, 9/12/2024	1,461,538	1,435,779

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $288,259,100)		283,576,355

COLLATERALIZED LOAN OBLIGATIONS(a) - 1.12%
Other ABS - 1.12%
TIAA Series 2017-2A, 3M US L + 5.90%, 01/16/2031(b)(f)	2,500,000	2,437,391

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $2,500,000)		2,437,391

CORPORATE BONDS - 28.40%
Aerospace and Defense - 0.50%
Engility Corporation, Senior Unsecured Bond, 8.875%, 09/01/2024	1,000,000	1,072,500

Banking, Finance, Insurance and Real Estate - 5.10%
AssuredPartners Inc, Senior Unsecured Bond, 7.000%, 08/15/2025(f)	1,136,000	1,133,160
HUB International Ltd, Senior Unsecured Bond, 8.125%, 07/15/2019(f)(g)	2,025,000	2,030,062
NFP Corp, Senior Secured Bond, 6.875%, 07/15/2025(f)	1,583,000	1,598,830
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(f)	3,500,000	3,430,000
Solera LLC / Solera Finance, Senior Unsecured Bond, 10.500%, 03/01/2024(f)	2,550,000	2,881,449
		11,073,501

Annual Report | December 31, 2017	31

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Beverage, Food and Tobacco - 2.46%
CEC Entertainment Inc, Senior Unsecured Bond, 8.000%, 02/15/2022	$345,000	$326,025
Cooke Omega Investments Inc, Senior Secured Bond, 8.500%, 12/15/2022(f)	1,929,000	1,924,178
PF Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(f)	3,377,000	3,089,955
		5,340,158

Capital Equipment - 0.72%
Diebold Inc, Senior Unsecured Bond, Series WI, 8.500%, 04/15/2024	500,000	533,125
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(f)	289,000	267,325
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(f)	832,000	769,600
		1,570,050

Construction and Building - 3.96%
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(f)	1,590,000	1,697,325
Great Lakes Dredge & Dock Corp, Senior Unsecured Bond, Series WI, 8.000%, 05/15/2022	1,835,000	1,929,044
PriSo Acquisition Corp / Building Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(f)	3,477,000	3,694,312
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(f)	1,250,000	1,275,000
		8,595,681

Containers, Packaging and Glass - 1.80%
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(f)	1,331,000	1,327,673
Flex Acquisition Co Inc, Senior Unsecured Bond, 6.875%, 01/15/2025(f)	1,916,000	1,987,802
Trident Merger Sub Inc, Senior Secured Bond, 6.625%, 11/01/2025(f)	600,000	600,000
		3,915,475

Energy, Oil and Gas - 2.05%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	1,600,000	1,616,000
Comstock Resources Inc, Senior Unsecured Bond,:
10.00% Cash or 12.25% PIK%, 03/15/2020(g)	250,000	259,062
9.500%, 06/15/2020(g)	2,251,843	2,094,214
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	500,000	473,750
		4,443,026

Environmental Industries - 0.21%
GFL Environmental Inc, Senior Unsecured Bond, 9.875%, 02/01/2021(f)	431,000	455,244

Healthcare and Pharmaceuticals - 4.70%
Avantor Inc, Senior Secured Bond, 6.000%, 10/01/2024(f)	833,000	831,959
Avantor Inc, Senior Unsecured Bond, 9.000%, 10/01/2025(f)	2,600,000	2,567,500
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(f)	1,500,000	1,560,000
Team Health Holdings Inc, Senior Secured Bond, 6.375%, 02/01/2025(f)	1,500,000	1,346,250
Tenet Healthcare Corp, Senior Secured Bond, 4.625%, 07/15/2024(f)	667,000	652,826
Tenet Healthcare Corp, Senior Unsecured Bond,:
5.125%, 05/01/2025(f)	667,000	652,826
7.000%, 08/01/2025(f)	1,143,000	1,078,706
Valeant Pharmaceuticals International Inc, Senior Secured Bond, 5.500%, 11/01/2025(f)	600,000	613,500
Valeant Pharmaceuticals International Inc, Senior Unsecured Bond,:
6.500%, 03/15/2022(f)	520,000	547,300
7.000%, 03/15/2024(f)	323,000	346,418
		10,197,285

High Tech Industries - 3.28%
BMC Software Finance Inc, Senior Unsecured Bond, 8.125%, 07/15/2021(f)	1,250,000	1,264,062
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	456,000	463,980
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(f)(g)	600,000	601,950

32	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
High Tech Industries (continued)
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(d)(f)	$1,500,000	$1,331,250
Infor US Inc, Senior Unsecured Bond, 6.500%, 05/15/2022	1,000,000	1,040,000
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(f)	2,559,000	2,424,653
		7,125,895

Media Advertising, Printing and Publishing - 0.27%
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(f)	580,000	574,925

Media Broadcasting and Subscription - 1.39%
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	1,400,000	1,498,000
Cequel Communications Holdings I, Senior Unsecured Bond, 5.125%, 12/15/2021(f)	1,500,000	1,507,500
		3,005,500

Services - Business - 0.89%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(f)	1,250,000	1,265,625
Jaguar Holding Company II, Senior Secured Bond, 6.375%, 08/01/2023(f)	666,000	674,325
		1,939,950

Telecommunications - 0.78%
Digicel Limited, Senior Unsecured Bond, 6.000%, 04/15/2021(f)	750,000	740,992
Frontier Communications, Senior Unsecured Bond, 10.500%, 09/15/2022	1,250,000	948,438
		1,689,430

Utilities Electric - 0.29%
Calpine Corp, Senior Unsecured Bond, 5.750%, 01/15/2025	667,000	636,151

TOTAL CORPORATE BONDS
(Cost $61,249,214)		61,634,771

	Shares
COMMON STOCK - 0.37%
Energy, Oil and Gas - 0.37%
SandRidge Energy Inc(h)	37,842	$797,330

TOTAL COMMON STOCK
(Cost $1,749,997)		797,330

WARRANTS - 0.01%
Energy, Oil and Gas - 0.01%
Comstock Resources Inc, expires 6/20/2020 at $0.01(h)	3,438	29,051

TOTAL WARRANTS
(Cost $–)		29,051

Total Investments - 160.54%
(Cost $353,758,311)		348,474,898

Other Assets in Excess of Liabilities - 0.33%		712,654

Annual Report | December 31, 2017	33

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments

December 31, 2017

Mandatory Redeemable Preferred Shares - (9.27)%
(liquidation preference plus distributions payable on term preferred shares)	(20,120,887)

Net Assets - 100.00%	$217,066,665

Amounts above are shown as a percentage of net assets as of December 31, 2017.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate
PIK - Payment In Kind

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2017 was 1.56%

2M US L - 2 Month LIBOR as of December 31, 2017 was 1.62%

3M US L - 3 Month LIBOR as of December 31, 2017 was 1.69%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(c)	All or a portion of this position has not settled as of December 31, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	Security is in default as of period end and is therefore non-income producing.
(e)	A portion of this position was not funded as of December 31, 2017. The Portfolio of Investments records only the funded portion of each position. See Note 7 - Senior and Secured Floating Rate Loans.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $51,181,873, which represented approximately 23.58% of net assets as of December 31, 2017. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Option to convert to pay-in-kind security.
(h)	Non-income producing security.

See Notes to Financial Statements.

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 129.92%
Aerospace and Defense - 1.39%
Propulsion Acquisition LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 07/13/2021(b)(c)	$3,989,796	$3,949,898
Standard Aero Aviation Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 07/07/2022	3,687,752	3,721,568
WP CPP Holdings LLC, Senior Secured First Lien B-3 Term Loan, 3M US L + 3.50%, 12/28/2019	2,848,526	2,852,984
		10,524,450

Automotive - 2.70%
American Tire Distributors Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 09/01/2021	1,565,885	1,579,344
Bright Bidco BV, Senior Secured First Lien Term B Loan, 3M US L + 4.50%, 06/30/2024	2,792,694	2,814,799
CH Hold Corp, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.25%, 01/25/2025(b)	3,157,895	3,228,947
Mitchell International Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.25%, 11/29/2024(c)	277,560	278,031
Mitchell International Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 11/29/2024(c)	3,441,739	3,447,590
Mitchell International Inc, Senior Secured Second Lien Term Loan, 3M US L + 3.75%, 11/20/2025(c)	3,454,545	3,493,824
Superior Industries International Inc, Senior Secured First Lien Closing Date Term Loan, 1M US L + 4.50%, 5/22/2024	5,434,452	5,492,193
		20,334,728

Banking, Finance, Insurance and Real Estate - 9.68%
AmWINS Group Inc, Second Lien Term Loan, 1M US L + 6.75%, 01/25/2025	406,780	412,678
Applied Systems Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 7.00%, 9/19/2025	303,030	314,300
ASP MCS Acquisition Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 4.75%, 5/20/2024(c)	5,355,126	5,395,289
Asurion LLC, Senior Secured Second Lien Tranche B-2 Loan, 1M US L + 6.00%, 8/4/2025	7,878,788	8,112,670
Broadstreet Partners Inc, Senior Secured First Lien Term B-1 Loan Facility, 3M US L + 3.75%, 11/08/2023(c)	6,378,247	6,422,130
Confie Seguros Holding II Co, Senior Secured First Lien Term B Loan, 3M US L + 5.25%, 04/19/2022	1,745,592	1,747,119
Cunningham Lindsey US Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 12/10/2019	8,722,517	8,714,885
Cypress Merger Sub Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.75%, 04/28/2025	2,790,698	2,857,856
Duff & Phelps Corp, Senior Secured First Lien Restatement Loan, 3M US L + 3.25%, 10/12/2024	3,823,529	3,838,766
Edelman Financial Center LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 11/09/2024	4,651,163	4,712,209
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 3M US L + 6.50%, 04/05/2021	2,956,466	2,963,857
Focus Financial Partners LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 07/03/2024(b)	3,479,651	3,514,448
Hyperion Insurance Group Limited, Senior Secured First Lien Initial Dollar Term Loan, 3M US L + 3.50%, 12/20/2024(c)	7,692,308	7,716,346
Intralinks Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/11/2024(c)	5,571,429	5,551,706
NFP Corp, Senior Secured First Lien Term B Term Loan, 1M US L + 3.50%, 01/08/2024	2,681,985	2,699,418
Opal Acquisition Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 11/27/2020	2,885,792	2,713,842

Annual Report | December 31, 2017	35

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Banking, Finance, Insurance and Real Estate (continued)
Resolute Investment Managers Inc, Senior Secured Second Lien Tranche C Term Loan, 3M US L + 7.50%, 04/30/2023(b)	$3,000,000	$3,022,500
Victory Capital Operating LLC, Senior Secured First Lien Term B Loan, 1M US L + 5.25%, 11/01/2021	1,800,538	1,825,296
York Risk Services Holding Corp (Onex York Finance LP), Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 10/01/2021	490,087	481,020
		73,016,335

Beverage, Food and Tobacco - 4.99%
Agro Merchants North America Holdings Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 12/6/2024	3,030,303	3,060,606
CEC Entertainment Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 02/15/2021(c)	7,386,067	6,979,833
CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 07/03/2020	5,805,932	5,750,776
Give & Go Prepared Foods Corp, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 07/29/2023(b)	6,674,449	6,716,164
NPC International Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.50%, 4/18/2025	3,254,237	3,335,593
Refresco Group N.V., Senior Secured First Lien USD Term Loan, 3M US L + 2.75%, 09/27/2024(b)(c)	937,500	939,258
TKC Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 02/01/2023(c)	4,759,615	4,802,737
TKC Holdings Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.00%, 02/01/2024(c)	3,788,854	3,817,271
Winebow Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.50%, 01/03/2022(b)	2,387,283	2,255,983
		37,658,221

Capital Equipment - 4.12%
ASP MWI Merger Sub Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 09/27/2024	3,069,231	3,104,727
Big Ass Fans LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 05/08/2024	1,084,960	1,089,712
Blount International Inc, Senior Secured First Lien Term Loan B-1 Facility, 3M US L + 4.25%, 04/12/2023	1,187,500	1,203,086
Direct Chassislink Aquisition Inc, Senior Secured Second Lien Term Loan, 3M US L + 6.00%, 06/15/2023(c)	7,500,000	7,650,000
Duke Finance LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.25%, 02/21/2024	2,736,267	2,761,933
Engineered Machinery Holdings Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.25%, 07/25/2024	230,089	230,520
Engineered Machinery Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 07/19/2024	1,769,912	1,773,230
LTI Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 8.75%, 05/16/2025(b)	3,000,000	3,052,500
Meter Readings Holding LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 5.75%, 08/29/2023(b)	5,525,985	5,553,615
Robertshaw US Holding Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 4.50%, 08/02/2024	1,604,020	1,620,060
STS Operating, Inc(aka Sunsource), Senior Secured Initial Term Loan, 1M US L + 3.75%, 12/07/2024	3,050,000	3,072,875
		31,112,258

Chemicals, Plastics and Rubber - 2.64%
Albaugh LLC, Senior Secured First Lien 2017 Refinancing Term Loan, 3M US L + 3.50%, 12/06/2024(c)	6,666,667	6,741,700

36	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Chemicals, Plastics and Rubber (continued)
DuBois Chemicals Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.75%, 03/15/2024(b)	$1,508,744	$1,520,059
Emerald Performance Materials LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 08/02/2021	1,745,968	1,761,254
Pinnacle Operating Corporation, Senior Secured First Lien 2017 Extended Term Loan, PIK 1.75%, 11/15/2021	8,024,065	7,582,741
Vantage Specialty Chemicals Holdings Inc, Senior Secured First Lien Closing Date Loan, 3M US L + 4.00%, 10/25/2024	2,285,714	2,304,286
		19,910,040

Construction and Building - 8.87%
American Bath Group LLC, Senior Secured First Lien Replacement Term Loan, 3M US L + 5.25%, 9/30/2023	8,805,152	8,900,512
American Bath Group LLC, Senior Secured Second Lien Term Loan, 3M US L + 9.75%, 09/30/2024(b)	600,000	601,500
Dayton Superior Corporation, Senior Secured First Lien Term Loan, 3M US L + 8.00%, 11/03/2021(b)	3,720,127	3,217,910
Dimora Brands Inc, Senior Secured First Lien Term Loan, 1M US L + 4.00%, 08/16/2024	5,115,385	5,166,539
Diversitech Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 6/3/2024	1,265,165	1,272,813
Forterra Finance LLC, Senior Secured First Lien Replacement Loan, 1M US L + 3.00%, 10/25/2023	10,077,631	9,456,445
HNC Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.50%, 10/05/2023	2,256,995	2,280,501
Interior Logic Group Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 02/28/2024(b)	3,437,500	3,467,578
LBM Borrower LLC, Senior Secured First Lien Tranche B Term Loan, 2M US L + 4.50%, 08/20/2022	8,235,382	8,352,901
LBM Borrower LLC, Senior Secured Second Lien Initial Term Loan, 2M US L + 9.25%, 08/20/2023	1,713,476	1,723,123
Morsco Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 7.00%, 10/31/2023	2,394,052	2,441,933
New Arclin US Holding Corp, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/14/2024	3,668,704	3,705,391
Specialty Building Products Holdings LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 10/18/2023(b)	5,723,077	5,744,539
SRS Distribution Inc, Senior Secured First Lien Tranche B-4 Term Loan, 3M US L + 3.25%, 08/25/2022	7,309,792	7,357,780
SRS Distribution Inc, Senior Secured Second Lien 06/16 Term Loan, 1M US L + 8.75%, 02/24/2023	3,125,114	3,222,774
		66,912,239

Consumer Goods Durable - 2.71%
Al Aqua Merger Sub Inc, Senior Secured First Lien Term B1 Loan, 1M US L + 3.50%, 12/13/2023	2,854,248	2,873,871
Al Aqua Merger Sub Inc, Senior Secured Incremental Term B Loan, 1M US L + 3.50%, 12/13/2023	3,200,000	3,222,000
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 01/31/2020	1,425,112	1,423,630
Hayward Acquisition Corp, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 08/05/2024	303,836	304,976
Hercules Achievement Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 12/16/2024(c)	5,223,881	5,260,892
Hillman Group Inc (The), Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 06/30/2021	1,473,282	1,484,516
MND Holdings III Corp, Senior Secured First Lien Term B Loan, 3M US L + 3.75%, 06/19/2024(b)	690,972	696,154
Power Products LLC, Senior Secured First Lien Term B-1 Loan, 3M US L + 4.00%, 12/20/2022	2,042,444	2,066,708

Annual Report | December 31, 2017	37

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Consumer Goods Durable (continued)
Serta Simmons Bedding LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.00%, 11/08/2024(c)	$3,602,594	$3,102,734
		20,435,481

Consumer Goods Non Durable - 1.17%
Acosta Inc, Senior Secured First Lien Tranche B-1 Loan, 1M US L + 3.25%, 09/26/2021	1,333,333	1,177,780
Clover Merger Sub Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 9/26/2024	5,505,000	5,339,850
Revlon Consumer Products Corporation, Senior Secured First Lien Initial Term B Loan, 1M US L + 3.50%, 09/07/2023	3,078,350	2,302,991
		8,820,621

Containers, Packaging and Glass - 2.53%
Berlin Packaging LLC, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.75%, 10/03/2022	428,571	433,663
Caraustar Industries Inc, Senior Secured First Lien Refinancing Term Loan, 3M US L + 5.50%, 03/14/2022	3,884,951	3,906,396
IBC Capital Limited, Senior Secured Second Lien Term Loan, 3M US L + 7.00%, 09/09/2022(c)	3,573,952	3,529,278
Pregis Holding I Corporation, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 05/20/2021	2,460,815	2,470,043
ProAmpac PG Borrower LLC, Senior Secured First Lien Initial Loan, 3M US L + 3.50%, 11/20/2023(c)	1,502,929	1,517,492
ProAmpac PG Borrower LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.50%, 11/18/2024	1,464,115	1,493,397
Strategic Materials Holding Corp, Senior Secured Second Lien Initial term Loan, 3M US L + 7.75%, 10/27/2025	4,666,667	4,693,897
Trident TPI Holdings Inc, Senior Secured First Lien Tranche B-1 Term Loan, 2M US L + 3.25%, 10/17/2024	1,018,433	1,025,435
		19,069,601

Energy, Oil and Gas - 3.79%
Ascent Resources - Marcellus LLC, Senior Secured First Lien Term Loan, 1M US L + 4.25%, 08/04/2020(d)	6,996,764	5,224,239
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 3M US L + 6.50%, 05/16/2021	4,502,941	4,439,157
Crestwood Holdings LLC, Senior Secured First Lien Tranche B-1 Term Loan, 3M US L + 8.00%, 06/19/2019	4,927,551	4,952,189
Medallion Midland Acquisition LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 10/30/2024(b)	1,302,083	1,306,966
Sheridan Investment Partners I LLC, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	3,092,321	2,571,775
Sheridan Production Partners I LLC, Senior Secured First Lien Deferred Principal Term Loan,:
3M US L + 0.00%, 10/01/2019(b)	9,732	7,353
3M US L + 0.00%, 10/01/2019(b)	120,242	90,855
Sheridan Production Partners I LLC, Senior Secured First Lien Term Loan, 3M US L + 0.00%, 10/01/2019(b)	15,933	12,039
Sheridan Production Partners I-A LP, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	409,758	340,781
Sheridan Production Partners I-M LP, Senior Secured First Lien Tranche B-2 Term Loan, 3M US L + 3.50%, 10/01/2019	250,282	208,151
Talos Production LLC, Senior Secured First Lien Bridge Loan, 3M US L + 11.00%, 04/03/2022(b)	2,000,000	1,930,000
Traverse Midstream Partners LLC, Senior Secured First Lien Advance Term Loan, 3M US L + 4.00%, 9/27/2024	4,460,784	4,526,023

38	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Energy, Oil and Gas (continued)
Utex Industries Inc, Senior Secured Second Lien New Term Loan, 1M US L + 7.25%, 05/23/2022	$3,181,818	$3,022,727
		28,632,255

Environmental Industries - 0.70%
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 3M US L + 4.75%, 05/29/2020(b)	5,178,365	5,256,040

Forest Products and Paper - 0.08%
W/S Packaging Group Inc, Senior Secured First Lien Term Loan, 1M US L + 5.00%, 08/09/2019	624,752	593,514

Healthcare and Pharmaceuticals - 18.23%
Alvogen Pharma US Inc, Senior Secured First Lien Term Loan, 1M US L + 5.00%, 04/01/2022	9,447,560	9,384,545
American Renal Holdings Inc, Senior Secured First Lien New Term Loan B, 3M US L + 3.25%, 06/14/2024	2,847,736	2,828,756
Arbor Pharmaceuticals LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 5.00%, 07/05/2023	4,953,676	5,006,309
BioClinica-Clinverse Holdings Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 10/20/2023(b)	3,787,826	3,712,070
BioClinica-Clinverse Holdings Corp, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 10/04/2024	3,157,898	3,097,708
Certara Holdco Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 8/15/2024(b)	673,313	678,362
CHG Healthcare Services Inc, Senior Secured First Lien New Term Loan, 3M US L + 3.00%, 06/07/2023(c)	690,703	697,072
Concordia Healthcare Corp, Senior Secured First Lien Dollar Term Loan, 1M US L + 4.25%, 10/21/2021(d)	5,230,841	4,311,102
Covenant Surgical Partners Inc, Senior Secured First Lien Delayed Draw Loan, 3M US L + 4.75%, 10/04/2024(b)(e)	95,764	96,487
Covenant Surgical Partners Inc, Senior Secured First Lien Term Loan, 3M US L + 4.75%, 10/04/2024(b)	1,730,769	1,743,750
CPI Holdco LLC, Senior Secured Closing Date Term Loan, 3M US L + 3.50%, 03/21/2024	1,691,364	1,707,753
Cryolife Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/15/2024(b)	2,615,385	2,641,538
CT Technologies Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.25%, 12/01/2021	2,955,896	2,954,063
Equian Buyer Corp (Fka Aeneas Buyer Corp), Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 05/20/2024	2,069,695	2,091,695
Greenway Health LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/16/2024(b)	3,087,931	3,103,371
Horizon Pharma Inc, Senior Secured First Lien Third Amendment Refinancing Term Loan, 3M US L + 3.25%, 03/29/2024	2,194,853	2,206,859
Immucor Inc, Senior Secured First Lien Term B-3 Loan, 1M US L + 5.00%, 06/15/2021	344,423	350,738
Indivior Finance (2014) LLC, Senior Secured First Lien 2017 Replacement USD Term Loan, 3M US L + 4.50%, 12/14/2022(b)(c)	13,548,387	13,616,129
Lanai Holdings III Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.75%, 08/29/2022(b)	5,352,418	5,138,321
Midwest Physician Administrative Services LLC, Senior Secured Second Lien Initial Term Loan, 3M US L + 7.00%, 8/15/2025	2,560,000	2,576,000
Navicure Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 10/23/2024(b)	5,846,154	5,846,154
Netsmart Technologies Inc, Senior Secured First Lien Term C-1 Loan, 3M US L + 4.50%, 04/19/2023(b)	5,629,785	5,700,157
nThrive Inc, Senior Secured First Lien Term B-2 Loan, 1M US L + 4.50%, 10/20/2022	6,443,778	6,467,942
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 06/07/2019	535,804	537,478

Annual Report | December 31, 2017	39

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Onex Carestream Finance LP, Senior Secured Second Lien Term Loan, 3M US L + 8.50%, 12/07/2019	$10,343,603	$10,214,308
Onex Schumacher Finance LP, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 07/29/2022	5,451,949	5,383,800
Ortho Clinical Diagnostics Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 06/30/2021	1,648,091	1,654,386
Packaging Coordinators Midco Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 06/30/2023	5,148,039	5,165,749
Pharmerica Corporation, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 09/26/2024(c)	3,840,000	3,864,960
Press Ganey Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 6.50%, 10/21/2024	1,683,302	1,707,500
Project Ruby Ultimate Parent Corp., Senior Secured First Lien New Closing Date Term Loan, 1M US L + 3.50%, 02/09/2024(c)	2,640,858	2,662,870
Stratose Intermediate Holdings II LLC, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 06/22/2023	2,330,631	2,342,284
U.S. Renal Care Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 12/30/2022	7,175,032	7,085,344
UIC Merger Sub Inc, Senior Secured First Lien Term Loan, 1M US L + 3.25%, 08/30/2024	1,430,108	1,414,913
UIC Merger Sub Inc, Senior Secured Second Lien Term Loan, 1M US L + 7.00%, 08/30/2025	1,473,214	1,452,958
Wink Holdco Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 6.75%, 10/31/2025	1,944,444	1,968,750
YI LLC (aka Young Innovations), Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 11/06/2024(b)	6,095,238	6,087,618
		137,499,799

High Tech Industries - 25.54%
Aerial Merger Sub Inc (Neustar), Senior Secured First Lien Term B2 Loan, 3M US L + 3.75%, 8/8/2024	2,857,143	2,888,929
Aerial Merger Sub Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 01/08/2020	1,411,197	1,435,011
Aspect Software Inc, Senior Secured First Lien Exit Term Loan, 3M US L + 10.00%, 05/25/2020	12,400,184	12,245,181
BMC Software Finance Inc, Senior Secured Initial B-2 US Term Loan, 3M US L + 3.25%, 09/10/2022(c)	11,163,260	11,190,499
Compuware Corporation, Senior Secured First Lien Tranche B-3 Term Loan, 3M US L + 4.25%, 12/15/2021	3,134,536	3,159,033
Compuware Corporation, Senior Secured Second Lien Term Loan, 3M US L + 8.25%, 12/15/2022	736,444	740,126
CPI Acquisition Inc, Senior Secured First Lien Term Loan, 3M US L + 4.50%, 08/17/2022	2,704,388	1,974,203
CPI International Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 07/26/2024	2,352,594	2,371,215
CPI International Inc, Senior Secured Second Lien Term Loan, 1M US L + 7.25%, 07/25/2025(b)	1,045,752	1,052,288
Digicert Holdings Inc, Senior Secured Second Lien Term Loan, 3M US L + 8.00%, 10/31/2025	5,000,000	5,038,300
ECI Macola / Max Holding LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 9/27/2024	7,204,167	7,273,975
Epicor Software Corporation, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 06/01/2022	3,667,902	3,681,656
Excelitas Technologies Corp (fka IDS Acquisition), Senior Secured First Lien Initial USD Term Loan, 3M US L + 3.50%, 12/2/2024	1,534,247	1,548,868
Flexera Software LLC, Senior Secured Second Lien Term Loan, 1M US L + 7.00%, 04/02/2021	2,800,000	2,814,000
Gigamon Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.50%, 12/19/2024(c)	13,629,139	13,560,993
Hyland Software Inc, Senior Secured Second Lien Initial Loan, 1M US L + 7.00%, 07/07/2025	1,104,294	1,131,902
Idera Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 5.00%, 6/28/2024(b)	5,468,240	5,475,075
Ivanti Software Inc, Senior Secured First Lien Term Loan, 1M US L + 4.25%, 01/22/2024	6,013,118	5,735,011
Ivanti Software Inc, Senior Secured Second Lien Term Loan, 1M US L + 9.00%, 01/20/2025	6,000,000	5,760,000

40	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
High Tech Industries (continued)
Mcafee, LLC, Senior Secured First Lien Closing Date Term Loan, 3M US L + 4.50%, 9/30/2024(c)	$11,554,375	$11,533,750
MH Sub I LLC, Senior Secured First Lien Term Loan, 3M US L + 3.75%, 09/13/2024	4,507,500	4,527,784
P2 Upstream Acquisition Co, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 10/30/2020	4,114,286	4,035,435
Pomeroy Group LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 6.00%, 11/12/2021	2,462,312	2,419,221
Presidio LLC, Senior Secured First Lien Refinancing and Incremental Term Loan, 3M US L + 2.75%, 02/02/2024(c)	3,000,000	3,015,000
Project Alpha Intermediate Holding Inc, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 4/26/2024	10,177,264	9,977,943
Project Leopard Holdings Inc, Senior Secured First Lien Term Loan, 3M US L + 5.50%, 7/7/2023	2,770,833	2,793,360
Quest Software Us Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.50%, 10/31/2022	12,510,083	12,732,324
Ramundsen Public Sector LLC, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 02/01/2024	1,308,791	1,324,058
Rocket Software Inc, Senior Secured First Lien Term Loan, 3M US L + 4.25%, 10/13/2023	6,198,462	6,274,672
SciQuest Inc, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 12/20/2024(b)(c)	6,923,077	6,905,769
SCS Holdings I Inc, Senior Secured First Lien New Tranche B Term Loan, 1M US L + 4.25%, 10/30/2022	4,877,959	4,914,543
Silverback Merger Sub Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 08/21/2024	2,023,099	2,045,858
SMS Systems Maintenance Services Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.00%, 10/30/2023(c)	11,402,201	9,805,893
SolarWinds Holdings Inc, Senior Secured First Lien 2017 Refinancing Term Loan 1M US L + 3.50%, 02/03/2023	7,650,257	7,689,465
Sophia LP, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 09/30/2022	4,642,500	4,653,155
Sungard Availability Services Capital Inc, Senior Secured Extended Term B Loan, 3M US L + 7.00%, 09/30/2021	1,722,488	1,597,608
TIBCO Software Inc, Senior Secured First Lien Term B-1 Loan, 1M US L + 3.50%, 12/04/2020	2,951,501	2,963,809
Veritas US Inc, Senior Secured First Lien Term Loan B Facility, 3M US L + 4.50%, 01/27/2023	4,378,676	4,394,659
		192,680,571

Hotels, Gaming and Leisure - 1.33%
AP Gaming I LLC, Senior Secured First Lien Term B Loan, 1M US L + 5.50%, 02/15/2024(c)	9,912,996	10,030,763

Media Advertising, Printing and Publishing - 1.49%
Southern Graphics Inc, Senior Secured First Lien Delayed Draw Term Loan, 3M US L + 3.50%, 11/22/2022(c)	927,536	933,449
Southern Graphics Inc, Senior Secured First Lien Term Loan, 3M US L + 3.25%, 11/22/2022(c)	5,739,130	5,775,717
Southern Graphics Inc, Senior Secured Second Lien Term Loan, 3M US L + 7.50%, 11/22/2023(c)	4,500,000	4,525,313
		11,234,479

Metals and Mining - 1.29%
Canam Steel Corporation, Senior Secured First Lien Closing Date Term Loan, 1M US L + 5.50%, 7/1/2024	7,063,982	7,134,622
Murray Energy Corporation, Senior Secured First Lien Term B-2 Non-PIK Loan, 3M US L + 7.25%, 04/16/2020	2,948,710	2,605,922
		9,740,544

Retail - 1.84%
Academy, Ltd, Senior Secured First Lien Initial Term Loan, 3M US L + 4.00%, 07/01/2022(c)	1,263,158	1,000,263
Apro LLC, Senior Secured First Lien Initial Term Loan, 2M US L + 4.00%, 8/8/2024	2,389,831	2,407,766

Annual Report | December 31, 2017	41

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Retail (continued)
Ascena Retail Group Inc, Senior Secured First Lien Tranche B Term Loan, 1M US L + 4.50%, 08/19/2022	$3,152,269	$2,621,631
Fairway Group Acquisition Company, Senior Secured First Lien First Out Term Loan, PIK 12.00%, 01/03/2020(b)	984,078	984,078
Fairway Group Acquisition Company, Senior Secured First Lien Last Out Term Loan, PIK 10.00%, 01/03/2020(b)	641,545	352,850
Fairway Group Holdings Corp, Senior Secured First Lien Subordinated Term Loan, PIK 11.00%, 10/04/2021(b)	564,251	–
FullBeauty Brands Holdings Corp, Senior Secured First Lien Term Loan, 1M US L + 4.75%, 10/14/2022	2,513,235	1,487,244
Neiman Marcus Group Ltd LLC, Senior Secured First Lien Other Term Loan, 1M US L + 3.25%, 10/25/2020	2,306,786	1,890,134
Petco Animal Supplies Inc, Senior Secured First Lien Second Amendment Term Loan, 3M US L + 3.00%, 01/26/2023	1,581,462	1,200,923
Pier 1 Imports (US) Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.50%, 04/30/2021(b)	2,010,417	1,909,896
Sports Authority (The), Senior Secured First Lien Term B Loan, 3M US L + 6.00%, 11/16/2017(d)	2,312,232	46,245
		13,901,030

Services - Business - 19.39%
Advantage Sales & Marketing Inc, Senior Secured First Lien Incremental Term B-2 Loan, 3M US L + 3.25%, 07/25/2021	2,587,000	2,528,792
Advantage Sales & Marketing Inc, Senior Secured First Lien Initial term Loan, 3M US L + 3.25%, 07/23/2021	1,259,902	1,231,555
Advantage Sales & Marketing Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 6.50%, 07/25/2022	11,245,389	10,570,666
Allied Universal Holdco LLC, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 07/28/2022	4,716,000	4,685,794
AqGen Ascensus Inc, Senior Secured Delayed Draw First Lien Term Loan, 3M US L + 3.50%, 12/05/2022(c)	2,666,667	2,684,173
AqGen Ascensus Inc, Senior Secured First Lien Additional Term Loan, 3M US L + 3.25%, 12/05/2022(c)	4,001,850	4,023,540
Autodata Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.25%, 12/12/2024(b)(c)	3,176,471	3,184,412
BMC Acquisition Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.25%, 12/18/2024(b)(c)	2,843,750	2,843,750
Crossmark Holdings Inc, Senior Secured First Lien Term Loan, Series 0000, 3M US L + 3.50%, 12/20/2019	7,800,333	3,734,410
Crossmark Holdings Inc, Senior Secured Second Lien Term Loan, 3M US L + 7.50%, 12/21/2020	4,000,000	452,000
Explorer Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 05/02/2023	11,969,620	12,081,835
FHC Health Systems Inc, Senior Secured First Lien Initial Term Loan, 1M US L + 4.00%, 12/23/2021	3,153,651	3,092,549
FR Dixie Acquisition Corp, Senior Secured First Lien Initial Term Loan, 3M US L + 4.75%, 12/18/2020(b)	5,052,632	2,981,053
GlobalLogic Holdings Inc, Senior Secured First Lien Closing Date Term Loan, 3M US L + 4.50%, 06/20/2022(b)	7,542,395	7,627,247
Information Resources Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 4.25%, 01/18/2024	6,772,643	6,816,394
Information Resources Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 01/20/2025	5,500,000	5,527,500
Inmar Inc, Senior Secured First Lien Initial Term Loan, 2M US L + 3.50%, 5/1/2024	5,135,484	5,153,124
Inmar Inc, Senior Secured Second Lien Initial Term Loan, 2M US L + 8.00%, 5/1/2025	3,786,982	3,808,284
LD Intermediate Holdings Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 5.875%, 12/09/2022(c)	6,212,189	5,580,596

42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Services - Business (continued)
PT Intermediate Holdings III LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 12/9/2024(c)	$2,914,286	$2,931,597
PT Intermediate Holdings III LLC, Senior Secured Second Lien Initial Loan, 3M US L + 8.00%, 12/08/2025(b)(c)	4,200,000	4,221,000
Red Ventures, LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 11/8/2024	6,942,600	6,946,939
Sedgwick Claims Management Services Inc, Senior Secured New Second Lien B Facility, 3M US L + 5.75%, 02/28/2022(c)	3,902,439	3,931,707
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Incremental Term Loan, 3M US L + 5.75%, 02/28/2022(b)	8,481,132	8,565,943
Sedgwick Claims Management Services Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 5.75%, 02/28/2022	1,267,677	1,278,769
Sedgwick Management Services Inc, Senior Secured First Lien Initial Tranche B Term Loan, 3M US L + 2.75%, 02/28/2021(c)	6,814,815	6,810,590
SurveyMonkey Inc, Senior Secured First Lien Term Loan, 3M US L + 4.50%, 04/13/2024(b)	9,257,517	9,326,948
Thoughtworks Inc, Senior Secured Initial Term Loan, 1M US L + 4.50%, 10/12/2024(b)	2,000,000	2,005,000
Travel Leaders Group LLC, Senior Secured First Lien Term B Loan, 3M US L + 4.50%, 01/25/2024	895,500	909,497
TravelCLICK Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.75%, 11/08/2021(b)	5,530,303	5,557,955
TRC Companies Inc, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 06/21/2024	4,802,480	4,819,000
TruGreen LP, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 04/13/2023	367,178	372,917
		146,285,536

Services - Consumer - 4.34%
American Residential Services LLC, Senior Secured First Lien Term Loan, 1M US L + 4.00%, 6/30/2022	3,063,748	3,075,252
Ancestry.com Operations Inc, Senior Secured First Lien Term B Loan, 3M US L + 3.25%, 10/19/2023	3,100,259	3,119,155
Big Jack Holdings LP, Senior Secured First Lien Term Loan B, 1M US L + 4.00%, 04/05/2024(b)	1,894,709	1,901,815
KUEHG Corp, Senior Secured First Lien Term B-2 Loan, 3M US L + 3.75%, 08/12/2022	4,725,849	4,746,524
KUEHG Corp, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.25%, 08/15/2025(b)	9,110,000	9,201,100
NVA Holdings Inc, Senior Secured Second Lien Term Loan, 3M US L + 7.00%, 08/14/2022	5,250,811	5,292,372
Red Lobster Management LLC, Senior Secured First Lien Initial Term Loan, 1M US L + 5.25%, 07/28/2021(c)	2,638,349	2,651,554
Renaissance Learning Inc, Senior Secured First Lien Initial Term Loan, 3M US L + 3.75%, 04/09/2021	2,720,066	2,740,466
		32,728,238

Telecommunications - 5.34%
Alorica Inc, Senior Secured First Lien Term B Loan, 1M US L + 3.75%, 6/30/2022	2,697,303	2,707,418
Avaya Inc, Senior Secured First Lien Term Loan, 3M US L + 4.75%, 11/08/2024(c)	7,993,884	7,881,489
Centurylink Inc, Senior Secured First Lien Term B Loan, 3M US L + 2.75%, 01/31/2025	6,198,857	5,989,646
Cologix Holdings Inc, Senior Secured Second Lien Initial Term Loan, 1M US L + 7.00%, 03/20/2025	5,421,805	5,473,773
Frontier Communications Corporation, Senior Secured First Lien Term B-1 Loan, 1M US L + 3.75%, 06/17/2024	879,790	846,797
Greeneden US Holdings II LLC, Senior Secured First Lien Tranche B-2 Dollar Term Loan, 3M US L + 3.75%, 12/01/2023	1,534,813	1,545,365
Masergy Holdings Inc, Senior Secured First Lien 2017 Replacement Term Loan, 3M US L + 3.75%, 12/15/2023	1,534,884	1,535,843
Masergy Holdings Inc, Senior Secured Second Lien Initial Term Loan, 3M US L + 8.50%, 12/16/2024	1,500,000	1,521,562
Peak 10 Holding Corporation, Senior Secured First Lien Term Loan, 3M US L + 3.50%, 8/1/2024	3,627,273	3,631,245

Annual Report | December 31, 2017	43

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Telecommunications (continued)
Peak 10 Holding Corporation, Senior Secured Second Lien Term Loan, 3M US L + 7.25%, 8/1/2025	$3,857,143	$3,890,893
Vertiv Group Corporation, Senior Secured First Lien Term B Loan, 3M US L + 4.00%, 11/30/2023(c)	5,280,000	5,283,300
		40,307,331

Transportation Cargo - 0.27%
REP WWEX Acquisition Parent LLC, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 02/03/2024	2,050,082	2,053,075

Transportation Consumer - 1.66%
Air Medical Group Holdings Inc, Senior Secured First Lien Term B Loan, 3M US L + 4.25%, 09/26/2024(c)	6,000,000	6,023,760
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 1M US L + 3.50%, 04/07/2021	6,474,681	6,508,090
		12,531,850

Utilities Electric - 3.40%
Exgen Texas Power LLC, Senior Secured First Lien Term Loan Non-PIK, 3M US L + 4.75%, 09/20/2021(d)	6,270,864	4,018,589
Granite Acquisition Inc, Senior Secured Second Lien Term B Loan, 3M US L + 7.25%, 12/19/2022	5,742,624	5,782,823
Green Energy Partners / Stonewall LLC, Senior Secured First Lien Term B-1 Conversion Advance Loan, 3M US L + 5.50%, 11/13/2021(b)	1,596,998	1,565,058
Panda Liberty LLC, Senior Secured First Lien Construction B-1 Facility Term Loan, 3M US L + 6.50%, 08/21/2020	6,812,713	6,284,728
Panda Patriot LLC (fka Moxie Patriot LLC), Senior Secured First Lien Construction B-1 Facility
Term Loan, 3M US L + 5.75%, 12/18/2020	448,624	441,894
Pike Corp, Senior Secured First Lien Initial Term Loan, 1M US L + 3.50%, 9/20/2024	3,246,735	3,298,131
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 3M US L + 4.00%, 11/09/2020	5,076,893	4,267,763
		25,658,986

Wholesale - 0.43%
Staples Inc, Senior Secured First Lien Initial Term Loan, 2M US L + 4.00%, 9/12/2024	3,307,692	3,249,394

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $995,704,960)		980,177,379

CORPORATE BONDS - 27.66%
Aerospace and Defense - 0.40%
Engility Corporation, Senior Unsecured Bond, 8.875%, 09/01/2024	2,800,000	3,003,000

Banking, Finance, Insurance and Real Estate - 5.52%
AssuredPartners Inc, Senior Unsecured Bond, 7.000%, 08/15/2025(f)	4,545,000	4,533,637
Fly Leasing Limited, Senior Unsecured Bond, 6.375%, 10/15/2021	2,100,000	2,194,500
HUB International Ltd, Senior Unsecured Bond,:
8.125%, 07/15/2019(f)(g)	7,500,000	7,518,750
7.875%, 10/01/2021(f)	4,000,000	4,170,000
NFP Corp, Senior Secured Bond, 6.875%, 07/15/2025(f)	5,084,000	5,134,840
Onex York Acquisition Co, Senior Unsecured Bond, 8.500%, 10/01/2022(f)	12,200,000	11,956,000
Solera LLC / Solera Finance, Senior Unsecured Bond, 10.500%, 03/01/2024(f)	5,450,000	6,158,391
		41,666,118

44	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Beverage, Food and Tobacco - 2.68%
CEC Entertainment Inc, Senior Unsecured Bond, 8.000%, 02/15/2022	$1,369,000	$1,293,705
Cooke Omega Investments Inc, Senior Secured Bond, 8.500%, 12/15/2022(f)	6,642,000	6,625,395
PF Chang's China Bistro Inc, Senior Unsecured Bond, 10.250%, 06/30/2020(f)	13,415,000	12,274,725
		20,193,825

Capital Equipment - 0.90%
Diebold Inc, Senior Unsecured Bond, Series WI, 8.500%, 04/15/2024	1,500,000	1,599,375
Hardwoods Acquisition Inc, Senior Secured Bond, 7.500%, 08/01/2021(f)	3,211,000	2,970,175
NWH Escrow Corp, Senior Secured Bond, 7.500%, 08/01/2021(f)	2,418,000	2,236,650
		6,806,200

Chemicals, Plastics and Rubber - 0.23%
Pinnacle Operating Corporation, Senior Secured Bond, 9.000%, 11/15/2020(f)	2,000,000	1,720,000

Construction and Building - 3.63%
FBM Finance Inc, Senior Secured Bond, 8.250%, 08/15/2021(f)	4,320,000	4,611,600
Great Lakes Dredge & Dock Corp, Senior Unsecured Bond, Series WI, 8.000%, 05/15/2022	5,874,000	6,175,043
PriSo Acquisition Corp / Building Pro, Senior Unsecured Bond, 9.000%, 05/15/2023(f)	13,060,000	13,876,250
Zachry Holdings Inc, Senior Unsecured Bond, 7.500%, 02/01/2020(f)	2,700,000	2,754,000
		27,416,893

Consumer Goods Durable - 0.17%
Hillman Group Inc (The), Senior Unsecured Bond, 6.375%, 07/15/2022(f)	1,300,000	1,303,250

Containers, Packaging and Glass - 1.34%
Coveris Holdings SA, Senior Unsecured Bond, 7.875%, 11/01/2019(f)	6,454,000	6,437,865
Flex Acquisition Co Inc, Senior Unsecured Bond, 6.875%, 01/15/2025(f)	1,192,000	1,236,670
Trident Merger Sub Inc, Senior Secured Bond, 6.625%, 11/01/2025(f)	2,400,000	2,400,000
		10,074,535

Energy, Oil and Gas - 1.49%
Calumet Specialty Prod, Senior Unsecured Bond, 7.750%, 04/15/2023	6,600,000	6,666,000
Comstock Resources Inc, Senior Unsecured Bond,:
7.750%, 04/01/2019(g)	1,084,815	1,003,454
10.00% Cash or 12.25% PIK%, 03/15/2020(g)	2,250,000	2,331,562
CSI Compressco LP / CSI Compressco Finance Inc, Senior Unsecured Bond, 7.250%, 08/15/2022	800,000	758,000
Ridgeback Resources Inc, Senior Unsecured Bond, 12.000%, 12/21/2021(b)	486,000	486,000
		11,245,016

Environmental Industries - 0.18%
GFL Environmental Inc, Senior Unsecured Bond, 9.875%, 02/01/2021(f)	1,292,000	1,364,675

Healthcare and Pharmaceuticals - 3.51%
Avantor Inc, Senior Unsecured Bond, 9.000%, 10/01/2025(f)	5,667,000	5,596,163
Surgery Center Holdings Inc, Senior Unsecured Bond, 8.875%, 04/15/2021(f)	5,500,000	5,720,000
Team Health Holdings Inc, Senior Secured Bond, 6.375%, 02/01/2025(f)	3,500,000	3,141,250
Tenet Healthcare Corp, Senior Secured Bond, 4.625%, 07/15/2024(f)	667,000	652,826
Tenet Healthcare Corp, Senior Unsecured Bond,:
5.125%, 05/01/2025(f)	667,000	652,826
7.000%, 08/01/2025(f)	5,714,000	5,392,588
Valeant Pharmaceuticals International Inc, Senior Secured Bond, 5.500%, 11/01/2025(f)	2,400,000	2,454,000

Annual Report | December 31, 2017	45

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Amount	Value
Healthcare and Pharmaceuticals (continued)
Valeant Pharmaceuticals International Inc, Senior Unsecured Bond,:
6.500%, 03/15/2022(f)	$1,387,000	$1,459,817
7.000%, 03/15/2024(f)	1,293,000	1,386,743
		26,456,213

High Tech Industries - 3.73%
BMC Software Finance Inc, Senior Unsecured Bond, 8.125%, 07/15/2021(f)	3,750,000	3,792,187
BMC Software Inc, Senior Unsecured Bond, 7.250%, 06/01/2018	3,578,000	3,640,615
Boxer Parent Co Inc, Senior Unsecured Bond, 9.000%, 10/15/2019(f)(g)	3,600,000	3,611,700
Global A&T Electronics, Senior Unsecured Bond, 10.000%, 02/01/2019(d)(f)	6,000,000	5,325,000
Infor US Inc, Senior Unsecured Bond, 6.500%, 05/15/2022	4,250,000	4,420,000
Riverbed Technology Inc, Senior Unsecured Bond, 8.875%, 03/01/2023(f)	7,723,000	7,317,543
		28,107,045

Hotels, Gaming and Leisure - 0.65%
Mood Media Borrower LLC, Senior Unsecured Second Lien Notes, 6M US L + 14.00%, 06/28/2024(a)(b)	4,925,000	4,925,000

Media Advertising, Printing and Publishing - 0.57%
McGraw-Hill Global Education, Senior Unsecured Bond, 7.875%, 05/15/2024(f)	4,320,000	4,282,200

Media Broadcasting and Subscription - 1.25%
Cablevision Systems Corp, Senior Unsecured Bond, 8.000%, 04/15/2020	4,600,000	4,922,000
Cequel Communications Holdings I, Senior Unsecured Bond,:
6.375%, 09/15/2020(f)	3,912,000	3,980,460
5.125%, 12/15/2021(f)	500,000	502,500
		9,404,960

Retail - 0.08%
Nine West Holdings Inc, Senior Unsecured Bond, 8.250%, 03/15/2019(f)	5,600,000	644,000

Services - Business - 0.53%
Infinity ACQ LLC / FI Corp, Senior Unsecured Bond, 7.250%, 08/01/2022(f)	3,250,000	3,290,625
Jaguar Holding Company II, Senior Secured Bond, 6.375%, 08/01/2023(f)	668,000	676,350
		3,966,975

Telecommunications - 0.72%
Digicel Limited, Senior Unsecured Bond, 6.000%, 04/15/2021(f)	2,250,000	2,222,977
Frontier Communications, Senior Unsecured Bond,:
10.500%, 09/15/2022	750,000	569,063
7.125%, 01/15/2023	4,000,000	2,680,000
		5,472,040

Utilities Electric - 0.08%
Calpine Corp, Senior Unsecured Bond, 5.750%, 01/15/2025	667,000	636,151

TOTAL CORPORATE BONDS
(Cost $211,842,683)		208,688,096

	Shares
COMMON STOCK - 2.53%
Banking, Finance, Insurance and Real Estate - 0.44%
The Brock Group Inc(b)(h)	164,832	$3,296,640

46	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

	Principal Shares
Energy, Oil and Gas - 1.58%
Ridgeback Resources Inc(b)(h)	1,201,345	$7,645,792
SandRidge Energy Inc(h)	135,154	2,847,695
TE Holdings LLC (Templar), Class A(b)(h)	197,643	321,169
Titan Energy LLC(h)	29,318	44,563
Total Safety Holdings LLC(h)	2,951	1,047,605
		11,906,824

Hotels, Gaming and Leisure - 0.51%
Mood Media Corporation(b)(h)	3,709,356	3,857,730

TOTAL COMMON STOCK
(Cost $38,337,839)		19,061,194

PREFERRED STOCK - 0.16%
Energy, Oil and Gas - 0.16%
TE Holdings LLC (Templar)(b)(h)	131,013	1,211,867

TOTAL PREFERRED STOCK
(Cost $1,310,126)		1,211,867

WARRANTS - 0.01%
Energy, Oil and Gas - 0.01%
Comstock Resources Inc,
expires 6/20/2020 at $0.01(h)	8,250	69,713

TOTAL WARRANTS
(Cost $–)		69,713

Total Investments - 160.28%
(Cost $1,247,195,608)		1,209,208,249

Liabilities in Excess of Other Assets - (4.57)%		(34,494,284)

(liquidation preference plus distributions payable on term preferred shares)		(45,271,995)

Net Assets - 100.00%		$754,441,970

Amounts above are shown as a percentage of net assets as of December 31, 2017.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment In Kind

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2017 was 1.56%

2M US L - 2 Month LIBOR as of December 31, 2017 was 1.62%

3M US L - 3 Month LIBOR as of December 31, 2017 was 1.69%

6M US L - 6 Month LIBOR as of December 31, 2017 was 1.84%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.
(b)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

Annual Report | December 31, 2017	47

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments

December 31, 2017

(c)	All or a portion of this position has not settled as of December 31, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	Security is in default as of period end and is therefore non-income producing.
(e)	A portion of this position was not funded as of December 31, 2017. The Portfolio of Investments records only the funded portion of each position. See Note 7 - Senior and Secured Floating Rate Loans.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $161,384,628, which represented approximately 21.39% of net assets as of December 31, 2017. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(g)	Option to convert to pay-in-kind security.
(h)	Non-income producing security.

See Notes to Financial Statements.

48	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Assets and Liabilities

December 31, 2017

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at fair value (Cost $417,732,356, $353,758,311 and $1,247,195,608, respectively)	$405,772,965	$348,474,898	$1,209,208,249
Cash	12,268,643	10,004,619	48,428,825
Receivable for investment securities sold	35,716,928	29,637,589	101,880,571
Interest receivable	2,056,224	2,415,139	8,697,014
Receivable for dividend reinvest	28,787	–	–
Prepaid expenses and other assets	28,824	21,945	75,538
Total Assets	455,872,371	390,554,190	1,368,290,197

LIABILITIES:
Payable for investment securities purchased	52,978,357	39,362,758	187,202,033
Leverage facility (Note 9)	132,000,000	112,000,000	375,000,000
Interest due on leverage facility (Note 9)	696,404	381,559	554,139
Distributions payable to common shareholders	1,479,214	1,308,322	4,689,760
Accrued investment advisory fee payable	300,467	222,515	975,264
Accrued fund accounting and administration fees payable	61,508	43,770	195,165
Accrued trustees' fees payable	26,428	26,391	27,666
Other payables and accrued expenses	426,897	221,208	381,945
Mandatory redeemable preferred shares (net of deferred financing costs of: –, $(199,885)and $(449,740), respectively)(a) (Note 9)	–	19,800,115	44,550,260
Distributions payable on mandatory redeemable preferred shares	–	120,887	271,995
Total Liabilities	187,969,275	173,487,525	613,848,227
Net Assets Attributable to Common Shareholders	$267,903,096	$217,066,665	$754,441,970

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$286,463,057	$236,893,802	$840,006,637
Undistributed net investment income	2,237,934	2,607,803	6,539,934
Accumulated net realized loss	(8,838,504)	(17,151,527)	(54,117,242)
Net unrealized depreciation	(11,959,391)	(5,283,413)	(37,987,359)
Net Assets Attributable to Common Shareholders	$267,903,096	$217,066,665	$754,441,970

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,251,298	12,702,160	44,664,382
Net Asset Value per Common Share	$17.57	$17.09	$16.89

(a)	$1,000 liquidation value per share. -, 20,000, and 45,000 shares issued and outstanding, respectively.

See Notes to Financial Statements.

Annual Report | December 31, 2017	49

Blackstone / GSO Funds	Statements of Operations

For the Year Ended December 31, 2017

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$26,474,502	$23,128,194	$79,066,069
Facility and other fees	834,199	567,506	2,193,452
Total Investment Income	27,308,701	23,695,700	81,259,521

EXPENSES:
Investment advisory fee	3,965,472	2,621,340	11,889,011
Fund accounting and administration fees	396,557	262,123	1,685,757
Insurance expense	70,016	56,173	197,013
Legal and audit fees	566,352	314,274	597,015
Custodian fees	107,827	55,628	185,915
Trustees' fees and expenses	173,848	165,296	168,718
Printing expense	46,177	27,031	64,166
Transfer agent fees	18,776	30,807	30,793
Interest on leverage facility	2,606,540	2,128,042	8,044,577
Amortization of deferred financing costs (Note 9)	–	35,887	80,746
Other expenses	164,980	207,195	490,552
Distributions to mandatory redeemable preferred shares	–	719,558	1,615,664
Total Expenses	8,116,545	6,623,354	25,049,927
Net Investment Income	19,192,156	17,072,346	56,209,594

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	597,952	266,552	1,020,709
Foreign currency transactions	–	–	(11,625)
Net realized gain:	597,952	266,552	1,009,084
Change in unrealized appreciation/(depreciation) on:
Investment securities	(2,753,295)	192,048	3,621,174
Translation of assets and liabilities in foreign currency transactions	–	–	11,625
Net unrealized gain/(loss):	(2,753,295)	192,048	3,632,799
Net Realized and Unrealized Gain/(Loss) on Investments	(2,155,343)	458,600	4,641,883

Net Increase in Net Assets Attributable to Common Shares from Operations	$17,036,813	$17,530,946	$60,851,477

See Notes to Financial Statements.

50	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income(a)	$19,192,156	$18,904,522	$17,072,346	$17,797,555	$56,209,594	$62,137,550
Net realized gain/(loss)	597,952	(7,016,365)	266,552	(12,321,736)	1,009,084	(36,576,103)
Change in unrealized appreciation/(depreciation)	(2,753,295)	30,870,797	192,048	32,770,485	3,632,799	105,305,722
Net Increase in Net Assets Attributable to Common Shares from Operations	17,036,813	42,758,954	17,530,946	38,246,304	60,851,477	130,867,169

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(17,740,491)	(17,608,045)	(15,699,869)	(18,214,897)	(56,277,121)	(60,028,929)
Net Decrease in Net Assets from Distributions to Common Shareholders	(17,740,491)	(17,608,045)	(15,699,869)	(18,214,897)	(56,277,121)	(60,028,929)

Net asset value of common shares issued to stockholders from reinvestment of dividends	453,286	128,713	–	–	–	–
Net Increase from Capital Share Transactions	453,286	128,713	–	–	–	–
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(250,392)	25,279,622	1,831,077	20,031,407	4,574,356	70,838,240

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	268,153,488	242,873,866	215,235,588	195,204,181	749,867,614	679,029,374
End of period*	$267,903,096	$268,153,488	$217,066,665	$215,235,588	$754,441,970	$749,867,614
* Including undistributed net investment income of:	$2,237,934	$2,224,258	$2,607,803	$2,272,686	$6,539,934	$7,422,434

(a)	Includes impact of distributions to preferred shareholders from net investment income. Distributions on the Fund's mandatory redeemable preferred stock ("MRPS") are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage. The Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $719,558 and $1,615,664, respectively, to holders of MRPS for the fiscal year ended December 31, 2017. For the fiscal year ended December 31, 2016, the Long-Short Credit Income Fund and the Strategic Credit Fund recorded distributions of $305,314 and $686,956, respectively, to holders of MRPS. See Note 10 for details on tax characterization of distributions.

See Notes to Financial Statements.

Annual Report | December 31, 2017	51

Blackstone / GSO Funds	Statements of Cash Flows

 For the Year Ended December 31, 2017

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$17,036,813	$17,530,946	$60,851,477
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(524,095,603)	(447,601,393)	(1,547,967,229)
Proceeds from disposition of investment securities	528,215,612	426,248,278	1,587,943,577
Discounts accreted/premiums amortized	(2,539,912)	(1,954,575)	(4,407,538)
Net realized gain on:
Investment securities	(597,952)	(266,552)	(1,020,709)
Net change in unrealized (appreciation)/depreciation on:
Investment securities	2,753,295	(192,048)	(3,621,174)
Amortization of deferred financing costs	–	35,887	80,746
(Increase)/Decrease in assets:
Interest receivable	123,150	92,097	1,642,019
Prepaid expenses and other assets	362	14,994	26,893
Increase/(Decrease) in liabilities:
Distributions payable on mandatory redeemable preferred shares	–	(3,927)	(8,836)
Interest due on loan facility	617,705	369,702	517,275
Accrued investment advisory fees payable	(37,682)	689	(19,389)
Accrued fund accounting and administration expense	(4,811)	356	(97,345)
Accrued trustees' fees payable	7,635	7,419	8,495
Other payables and accrued expenses	269,840	77,338	175,031
Net Cash Provided by (Used in) Operating Activities	21,748,452	(5,640,789)	94,103,293

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	4,000,000	35,500,000	73,000,000
Payments on leverage facility	(3,000,000)	(16,500,000)	(75,000,000)
Distributions paid - common shareholders - net	(17,313,374)	(18,913,516)	(60,028,929)
Net Cash Provided by (Used in) Financing Activities	(16,313,374)	86,484	(62,028,929)

Net Increase/(Decrease) in Cash	5,435,078	(5,554,305)	32,074,364
Cash, beginning balance	$6,833,565	$15,558,924	$16,354,461
Cash, ending balance	$12,268,643	$10,004,619	$48,428,825

Supplemental disclosure of cash flow information:
Cash paid on interest on leverage facility	$1,988,835	$1,758,340	$7,527,302

Reinvestment of distributions	$453,286	–	–

See Notes to Financial Statements.

52	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2017		For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014			For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period		$17.61		$15.96		$18.08		$19.27			$19.31
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)		1.26		1.24		1.22		0.92			1.17
Net realized and unrealized gain/(loss) on investments		(0.14)		1.57		(2.17)		(0.84)			0.08
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)		–		–		–		(0.06)			(0.08)
From net realized gains		–		–		–		–			–
Total Income/(Loss) from Investment Operations		1.12		2.81		(0.95)		0.02			1.17

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income		(1.16)		(1.16)		(1.17)		(0.86)			(1.06)
From net realized gains		–		–		–		(0.08)			(0.15)
From tax return of capital		–		–		–		(0.27)			–
Total Distributions to Common Shareholders		(1.16)		(1.16)		(1.17)		(1.21)			(1.21)

Net asset value per common share - end of period		$17.57		$17.61		$15.96		$18.08			$19.27
Market price per common share - end of period		$18.00		$18.08		$14.85		$16.74			$18.85

Total Investment Return - Net Asset Value(b)		6.67%		18.44%		(5.19%)		0.38%			6.27%
Total Investment Return - Market Price(b)		6.44%		30.70%		(4.72%)		(4.99%)			(1.26%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)		$267,903		$268,153		$242,874		$275,201			$293,242
Ratio of expenses to average net assets attributable to common shares		3.01%		2.59%		2.48%		3.02	%(c)		2.73	%(c)
Ratio of net investment income to average net assets attributable to common shares		7.11%		7.48%		6.84%		4.88	%(c)		6.02	%(c)
Ratio of expenses to average managed assets(d)		2.02%		1.74%		1.67%		2.02	%(c)		1.83	%(c)
Portfolio turnover rate		135%		99%		65%		66%			85%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$	N/A	$	N/A	$	N/A	$	N/A	(e)		$48,100
Total shares outstanding (000s)		–		–		–		–			48
Asset coverage per share	$	N/A	$	N/A	$	N/A	$	N/A	(e)		$3,035	(f)
Liquidation preference per share	$	N/A	$	N/A	$	N/A	$	N/A	(e)		$1,000

SENIOR SECURED NOTES:
Aggregate principal amount, end of period (000s)	$	N/A	$	N/A	$	N/A		$–	(g)		$96,000
Average borrowings outstanding during the period (000s)	$	N/A	$	N/A	$	N/A		$96,000	(g)		$96,000
Asset coverage, end of period per $1,000		N/A		N/A		N/A		N/A	(g)		$4,556	(h)

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)		$132,000		$131,000		$119,500		$133,000		$	N/A
Average borrowings outstanding during the period (000s)		$132,323		$122,782		$132,372		$137,412	(i)	$	N/A
Asset coverage, end of period per $1,000		$3,030 (j)		$3,047 (j)		$3,032 (j)		$3,069	(j)	$	N/A

Annual Report | December 31, 2017	53

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	On October 8, 2014, BSL redeemed 100% of the term preferred shares at 100% of their liquidation preference.

(f)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000. (g) On October 8, 2014, BSL redeemed 100% of the senior secured notes at 100% of their principal amount and entered into a new 364-day revolving credit facility. Average borrowings are shown for the period January 1, 2014 through the redemption date.
(h)	Calculated by subtracting the Fund's total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund's total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.
(i)	Since first borrowing was made on October 8, 2014.
(j)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

54	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.94	$15.37		$17.82		$19.11		$18.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.34	1.40		1.48		0.94		1.13
Net realized and unrealized gain/(loss) on investments	0.05	1.60		(2.66)		(1.03)		0.36
Total Income/(Loss) from Investment Operations	1.39	3.00		(1.18)		(0.09)		1.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.24)	(1.43)		(1.27)		(0.96)		(1.23)
From net realized gains	–	–		–		(0.06)		(0.12)
From tax return of capital	–	–		–		(0.18)		–
Total Distributions to Common Shareholders	(1.24)	(1.43)		(1.27)		(1.20)		(1.35)

Net asset value per common share - end of period	$17.09	$16.94		$15.37		$17.82		$19.11
Market price per common share - end of period	$15.92	$15.92		$13.48		$15.53		$17.87

Total Investment Return - Net Asset Value(c)	8.85%	21.21%		(6.04%)		(0.06%)		8.34%
Total Investment Return - Market Price(c)	7.90%	29.89%		(5.44%)		(6.86%)		2.50%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$217,067	$215,236		$195,204		$226,316		$242,699
Ratio of expenses to average net assets attributable to common shares	3.03%	2.58%		2.07%		1.86%		1.85%
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	3.03%	2.58%		2.07%		1.85%		1.83%
Ratio of net investment income to average net assets attributable to common shares	7.82%	8.67%		8.45%		4.99%		5.94%
Ratio of expenses to average managed assets(d)	1.93%	1.73%		1.43%		1.66%		N/A
Portfolio turnover rate	126%	103%		72%		66%		80%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$20,121	$20,125	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)	20	20		–		–		–
Asset coverage , end of period per $1,000	$2,644 (e)	$2,905 (e)	$	N/A	$	N/A	$	N/A
Liquidation preference per share	$1,000	$1,000	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$112,000	$93,000		$96,000		$73,000	$	N/A
Average borrowings outstanding during the period (000s)	$105,633	$93,684		$100,261		$66,827 (f)	$	N/A
Asset coverage, end of period per $1,000	$3,117 (g)	$3,314 (g)		$3,033 (g)		$4,100 (g)	$	N/A

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.

Annual Report | December 31, 2017	55

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.

(e)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.

(f)	Since first borrowing was made on July 29, 2014.

(g)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

56	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$16.79	$15.20		$17.98		$19.12		$19.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)(b)	1.26	1.39		1.48		1.17		1.21
Net realized and unrealized gain/(loss) on investments	0.10	1.54		(2.89)		(1.03)		0.12
Total Income/(Loss) from Investment Operations	1.36	2.93		(1.41)		0.14		1.33

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(1.26)	(1.34)		(1.37)		(1.17)		(1.21)
From net realized gains	–	–		–		(0.01)		(0.14)
From tax return of capital	–	–		–		(0.10)		(0.05)
Total Distributions to Common Shareholders	(1.26)	(1.34)		(1.37)		(1.28)		(1.40)

Net asset value per common share - end of period	$16.89	$16.79		$15.20		$17.98		$19.12
Market price per common share - end of period	$15.71	$15.34		$13.37		$16.48		$17.80

Total Investment Return - Net Asset Value(c)	8.79%	21.02%		(7.42%)		1.27%		7.48%
Total Investment Return - Market Price(c)	10.75%	25.71%		(11.15%)		(0.29%)		3.51%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$754,442	$749,868		$679,029		$803,029		$854,173
Ratio of expenses to average net assets attributable to common shares	3.29%	2.74%		2.33%		2.32%		2.21%
Ratio of net investment income to average net assets attributable to common shares	7.38%	8.73%		8.41%		6.16%		6.26%
Ratio of expenses to average managed assets(d)	2.10%	1.82%		1.57%		1.57%		1.57%
Portfolio turnover rate	136%	93%		74%		76%		73%

MANDATORY REDEEMABLE PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Mandatory Redeemable Preferred Shares (000s)	$45,272	$45,281	$	N/A	$	N/A	$	N/A
Total shares outstanding (000s)	45	45		–		–		–
Asset coverage, end of period per $1,000	$2,796 (e)	$2,777 (e)	$	N/A	$	N/A	$	N/A
Liquidation preference per share	$1,000	$1,000	$	N/A	$	N/A	$	N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period (000s)	$375,000	$377,000		$331,000		$389,500		$390,000
Average borrowings outstanding during the period (000s)	$384,195	$342,331		$382,162		$403,727		$357,342
Asset coverage, end of period per $1,000	$3,132 (f)	$2,989 (f)		$3,051 (f)		$3,062 (f)		$3,190

(a)	Calculated using average common shares outstanding.
(b)	Distributions on the Company's MRPS are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 9 - Leverage.

Annual Report | December 31, 2017	57

Blackstone / GSO Strategic Credit Fund	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

(c)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage.
(e)	Calculated by subtracting the Fund's total liabilities (excluding the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the liquidation value of the Mandatory Redeemable Preferred Shares and the principal amount of the Leverage Facility and then multiplying by $1,000.
(f)	Calculated by subtracting the Fund's total liabilities (excluding Mandatory Redeemable Preferred Shares at liquidation value, including dividends payable on mandatory redeemable preferred shares, and the principal amount of the Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

58	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL was initially scheduled to dissolve on or about May 31, 2020. On November 17, 2017, BSL’s shareholders approved extending the term of BSL by two years by changing BSL’s scheduled dissolution date from May 31, 2020 to May 31, 2022. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act), may extend the life of BSL by a period of two years or such shorter time as may be determined. The dissolution date of BSL may be extended an unlimited number of times. On March 31, 2017 BSL announced an extension of BSL’s reinvestment period. The extension will allow BSL to continue to reinvest proceeds generated by maturities, prepayments and sales of investments until one year prior to BSL’s scheduled dissolution date, which is currently May 31, 2022.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified, closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

Blackstone / GSO Strategic Credit Fund (“BGB” and, collectively with BSL and BGX, the “Funds”) is a diversified, closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of BGB. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of BGB may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BGB may be extended an unlimited number of times.

The Funds were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, BGX and BSL are now classified as diversified companies as of April 1, 2014 and BGB as of September 25, 2015. This means that with respect to 75% of each Fund’s total assets, no more than 5% of such Fund’s total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities, and securities of other investment companies. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s short positions, either directly or through the use of derivatives, may total up to 30% of such Fund’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Annual Report | December 31, 2017	59

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and these differences could be material. Each Fund is considered an investment company for financial reporting purposes under GAAP.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (“Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Fair Valued Asset Committee to the Board at each regularly scheduled quarterly meeting. The fund has procedures to identify and investigate potentially stale prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

60	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Funds’ investments under the fair value hierarchy levels as of December 31, 2017:

Blackstone / GSO Senior Floating Rate Term Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$3,230,026	$1,287,000	$4,517,026
Automotive	–	9,970,340	1,076,316	11,046,656
Banking, Finance, Insurance and Real Estate	–	25,772,212	3,610,528	29,382,740
Beverage, Food and Tobacco	–	9,763,837	2,418,734	12,182,571
Capital Equipment	–	7,772,402	2,554,569	10,326,971
Chemicals, Plastics and Rubber	–	8,231,478	506,686	8,738,164
Construction and Building	–	18,952,464	5,894,879	24,847,343
Consumer Goods Durable	–	9,614,448	208,846	9,823,294
Energy, Oil and Gas	–	10,133,853	557,879	10,691,732
Environmental Industries	–	–	1,444,200	1,444,200
Healthcare and Pharmaceuticals	–	39,145,102	16,025,981	55,171,083
High Tech Industries	–	66,564,028	4,072,055	70,636,083
Retail	–	7,074,414	379,710	7,454,124
Services - Business	–	35,641,922	14,492,037	50,133,959
Services - Consumer	–	7,283,325	4,334,663	11,617,988
Utilities Electric	–	13,114,392	488,775	13,603,167
Other	–	48,940,155	–	48,940,155
Corporate Bonds	–	24,622,083	–	24,622,083
Common Stock
Energy, Oil and Gas	–	–	118,278	118,278
Preferred Stocks
Energy, Oil and Gas	–	–	446,297	446,297
Warrants	–	29,051	–	29,051
Total	$–	$345,855,532	$59,917,433	$405,772,965

Blackstone / GSO Long-Short Credit Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$1,811,974	$1,188,000	$2,999,974
Automotive	–	2,937,163	807,237	3,744,400
Banking, Finance, Insurance and Real Estate	–	19,368,547	1,886,112	21,254,659
Beverage, Food and Tobacco	–	8,462,986	2,440,190	10,903,176
Capital Equipment	–	6,934,890	2,559,979	9,494,869
Chemicals, Plastics and Rubber	–	6,123,064	506,686	6,629,750
Construction and Building	–	16,034,590	3,851,153	19,885,743
Containers, Packaging and Glass	–	5,613,585	304,028	5,917,613
Energy, Oil and Gas	–	5,257,116	488,617	5,745,733
Environmental Industries	–	–	1,444,200	1,444,200
Healthcare and Pharmaceuticals	–	31,541,830	12,831,634	44,373,464
High Tech Industries	–	49,872,319	2,855,091	52,727,410
Retail	–	1,770,605	1,909,896	3,680,501
Services - Business	–	27,628,653	11,115,226	38,743,879
Services - Consumer	–	5,796,638	3,837,196	9,633,834
Utilities Electric	–	7,860,826	488,775	8,349,601
Other	–	38,047,549	–	38,047,549
Collateralized Loan Obligations

Annual Report | December 31, 2017	61

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

Other ABS	–	–	2,437,391	2,437,391
Corporate Bonds	–	61,634,771	–	61,634,771
Common Stock	797,330	–	–	797,330
Warrants	–	29,051	–	29,051
Total	$797,330	$296,726,157	$50,951,411	$348,474,898

Blackstone / GSO Strategic Credit Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace and Defense	$–	$6,574,552	$3,949,898	$10,524,450
Automotive	–	17,105,781	3,228,947	20,334,728
Banking, Finance, Insurance and Real Estate	–	66,479,387	6,536,948	73,016,335
Beverage, Food and Tobacco	–	27,746,816	9,911,405	37,658,221
Capital Equipment	–	22,506,143	8,606,115	31,112,258
Chemicals, Plastics and Rubber	–	18,389,981	1,520,059	19,910,040
Construction and Building	–	53,880,712	13,031,527	66,912,239
Consumer Goods Durable	–	19,739,327	696,154	20,435,481
Energy, Oil and Gas	–	25,285,042	3,347,213	28,632,255
Environmental Industries	–	–	5,256,040	5,256,040
Healthcare and Pharmaceuticals	–	89,135,842	48,363,957	137,499,799
High Tech Industries	–	179,247,439	13,433,132	192,680,571
Retail	–	10,654,206	3,246,824	13,901,030
Services - Business	–	99,972,228	46,313,308	146,285,536
Services - Consumer	–	21,625,323	11,102,915	32,728,238
Utilities Electric	–	24,093,928	1,565,058	25,658,986
Other	–	117,631,172	–	117,631,172
Corporate Bonds
Energy, Oil and Gas	–	10,759,016	486,000	11,245,016
Hotels, Gaming and Leisure	–	–	4,925,000	4,925,000
Other	–	192,518,080	–	192,518,080
Common Stock
Banking, Finance, Insurance and Real Estate	–	–	3,296,640	3,296,640
Energy, Oil and Gas	2,892,258	1,047,605	7,966,961	11,906,824
Hotels, Gaming and Leisure	–	–	3,857,730	3,857,730
Preferred Stocks
Energy, Oil and Gas	–	–	1,211,867	1,211,867
Warrants	–	69,713	–	69,713
Total	$2,892,258	$1,004,462,293	$201,853,698	$1,209,208,249

*	Refer to each Fund's Portfolio of Investments for a listing of securities by type.

62	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

The changes of the fair value of investments for which the Funds have used significant unobservable (Level 3) inputs to determine the fair value are as follows:

Blackstone/GSO Senior Floating Rate Term Fund	Floating Rate Loan Interests	Common Stock	Preferred Stock	Total
Balance as of December 31, 2016	$34,293,394	$–	$–	$34,293,394
Accrued discount/ premium	96,201	–	–	96,201
Realized Gain/(Loss)	241,974	–	–	241,974
Change in Unrealized Appreciation/(Depreciation)	(785,457)	–	–	(785,457)
Purchases	43,823,351	–	–	43,823,351
Sales Proceeds	(23,612,811)	–	–	(23,612,811)
Transfer into Level 3	11,373,038	118,278	446,297	11,937,613
Transfer out of Level 3	(6,076,832)	–	–	(6,076,832)
Balance as of December 31, 2017	$59,352,858	$118,278	$446,297	$59,917,433
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2017	$120,445	$(413,972)	$(247,272)	$(540,799)

Blackstone/GSO Long-Short Credit Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations	Total
Balance as of December 31, 2016	$19,304,681	$–	$19,304,681
Accrued discount/ premium	88,883	–	88,883
Realized Gain/(Loss)	178,828	–	178,828
Change in Unrealized Appreciation/(Depreciation)	(100,742)	(62,609)	(163,351)
Purchases	33,127,266	2,500,000	35,627,266
Sales Proceeds	(12,771,631)	–	(12,771,631)
Transfer into Level 3	12,375,901	–	12,375,901
Transfer out of Level 3	(3,689,166)	–	(3,689,166)
Balance as of December 31, 2017	$48,514,020	$2,437,391	$50,951,411
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2017	$243,130	$(62,609)	$180,521

Blackstone/GSO Strategic Credit Fund	Floating Rate Loan Interests	Corporate Bonds	Common Stock	Preferred Stock	Total
Balance as of December 31, 2016	$75,568,228	$486,000	$8,171,108	$–	$84,225,336
Accrued discount/ premium	231,092	1,500	–	–	232,592
Realized Gain/(Loss)	654,290	–	–	–	654,290
Change in Unrealized Appreciation/(Depreciation)	(1,020,273)	112,407	(2,351,893)	–	(3,259,759)
Purchases	124,056,475	4,811,093	9,025,510	–	137,893,078
Sales Proceeds	(48,471,718)	–	–	–	(48,471,718)
Transfer into Level 3	38,821,435	–	321,169	1,211,867	40,354,471
Transfer out of Level 3	(9,730,029)	–	(44,563)	–	(9,774,592)
Balance as of December 31, 2017	$180,109,500	$5,411,000	$15,121,331	$1,211,867	$201,853,698
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2017	$306,743	$112,407	$(2,856,448)	$(671,440)	$(3,108,738)

Annual Report | December 31, 2017	63

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

Information about Level 3 fair value measurements as of December 31, 2017:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$58,973,148	Third-party vendor pricing service	Broker quotes	N/A
Floating Rate Loan Interests	379,710	Performance Multiple Methodology	Revenue Multiple(a)	0.13x
Common Stock	118,278	Third-party vendor pricing service	Broker quotes	N/A
Preferred Stock	446,297	Third-party vendor pricing service	Broker quotes	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Revenue Multiple	Increase	Decrease

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$48,514,020	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations	2,437,391	Third-party vendor pricing service	Broker quotes	N/A

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range
Assets
Floating Rate Loan Interests	$178,772,572	Third-party vendor pricing service	Broker quotes	N/A
	1,336,928	Performance Multiple Methodology	Revenue Multiple(a)	0.13x

Corporate Bonds	4,925,000	Discounted Cash Flow	Discount Rate(a)	12.58%
			EBITDA Multiple(a)	7.25x
	486,000	Energy Market Multiples	Proved PV-10(a)	0.75x
			Proved & Probable PV-10(a)	0.53x
			Last Fiscal Quarter
			Daily Production(a)	49.42
			Current Fiscal Year
			Daily Production(a)	49.42
			Proved Reserves(a)	11.1
			Proved & Probable Reserves(a)	8.2

Common Stock	3,296,640	Performance Multiple Methodology	EBITDA Multiple(a)	9.56x
	7,645,792	Energy Market Multiples	Proved PV-10(a)	0.75x
			Proved & Probable PV-10(a)	0.53x
			Last Fiscal Quarter
			Daily Production(a)	49.42
			Current Fiscal Year
			Daily Production(a)	49.42
			Proved Reserves(a)	11.1
			Proved & Probable Reserves(a)	8.2
	321,169	Third-party vendor pricing service	Broker quotes	N/A
	3,857,730	Discounted Cash Flow	Discount Rate(a)	12.58%
			EBITDA Multiple(a)	7.25x

Preferred Stock	1,211,867	Third-party vendor pricing service	Broker quotes	N/A

64	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Revenue Multiple	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease
Proved PV-10	Increase	Decrease
Proved & Probable PV-10	Increase	Decrease
LFQ Daily Production	Increase	Decrease
CFY Daily Production	Increase	Decrease
Proved Reserves	Increase	Decrease
Proved & Probable Reserves	Increase	Decrease

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest, they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provision is required, in early 2017 BSL, BGX and BGB paid excise taxes of $69,539, $88,153, and $245,787, respectively.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the year ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 0.90% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). Effective November 17, 2017, the Adviser agreed to reduce a portion of the previous management fee, which was at an annual rate equal to 1.00% of BSL’s Managed Assets, in connection with the extension of BSL’s term through May 31, 2022. If BSL’s term is extended again by shareholders beyond May 31, 2022, the management fee will return to an annual rate of 1.00% of BSL’s Managed Assets unless waived or otherwise modified. For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Annual Report | December 31, 2017	65

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

In 2017, each Fund paid every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $23,333 per annum, plus $2,500 per regular in-person joint meeting of the Board of Trustees. If such in-person regular board meeting is not held jointly, the respective Fund will pay each Trustee $3,000 for each such meeting attended. For each in-person special meeting of the Board of Trustees, each Fund will pay each Trustee $2,000 if held jointly, and $2,500 per applicable Fund if not held jointly. If a meeting is held telephonically the Funds will pay each Trustee $750 if held jointly, and $1,000 per applicable Fund if not held jointly. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also each receive $3,333 per annum from each fund. The Lead Independent Trustee receives $4,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

Effective January 1, 2018, the total compensation from the Funds and Blackstone / GSO Floating Rate Income Fund for each Board member in their role as independent trustee will be $120,000 per annum. The annual retainer fee will remain $14,000 for the Lead Independent Trustee and $10,000 for each of the Audit Committee Chairman and Nominating and Governance Committee Chairman.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For BSL and BGB, ALPS receives a monthly fee based on the average daily value of the Funds’ respective Managed Assets, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee based on the average daily value of the Fund’s net assets, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as the Funds’ custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon and Computershare Shareowner Services, LLC, are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the year ended December 31, 2017, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Blackstone / GSO Senior Floating Rate Term Fund	$550,828,491	$549,426,550
Blackstone / GSO Long-Short Credit Income Fund	458,899,202	437,024,973
Blackstone / GSO Strategic Credit Fund	1,661,300,242	1,650,855,952

NOTE 5. RELATED PARTY TRANSACTIONS

The Adviser is a related party. Fees payable to the related parties are disclosed in Note 3 and accrued amounts are disclosed in the Statement of Operations.

Certain Funds engaged in cross trades between each other during the year ended December 31, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Funds pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Trust’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of each Fund.

66	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

Transactions related to cross trades during the year ended December 31, 2017 were as follows:

Fund	Purchase cost paid to Funds	Sale proceeds received from Funds	Realized to Funds or counterparties gain/(loss) on sales to Funds
Blackstone / GSO Senior Floating Rate Term Fund	$–	$11,432,289	$129,937
Blackstone / GSO Long-Short Credit Income Fund	$–	$12,088,924	$132,581
Blackstone / GSO Strategic Credit Fund	$2,940,000	$28,379,094	$253,254

NOTE 6. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Common shares outstanding - beginning of period	15,225,178	15,217,684
Common shares issued as reinvestment of dividends	26,120	7,494
Common shares outstanding - end of period	15,251,298	15,225,178

Blackstone / GSO Long-Short Credit Income Fund	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Common shares outstanding - beginning of period	12,702,160	12,702,160
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	12,702,160	12,702,160

Blackstone / GSO Strategic Credit Fund	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Common shares outstanding - beginning of period	44,664,382	44,664,382
Common shares issued as reinvestment of dividends	–	–
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 7. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB's Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At December 31, 2017, 81.52% of BSL’s Managed Assets were held in Senior Loans, 81.48% of BGX's Managed Assets were held in Secured Loans, and 101.40% of BGB’s Managed Assets were held in corporate fixed income instruments including Senior Secured Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

At December 31, 2017, BSL, BGX, and BGB had unfunded delayed drawn loans of $948,763, $846,620 and $2,057,900 respectively.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Annual Report | December 31, 2017	67

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At December 31, 2017, BSL, BGX and BGB had invested $53,486,468, $54,350,076 and $192,860,725, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. The Funds typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty Committee of the Adviser. The factors considered by the Counterparty Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

The Funds may acquire Loans through assignments or participations. The Funds typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Funds must acquire a Loan through a participation. None of the Funds had outstanding participations as of December 31, 2017.

NOTE 8. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, and (iii) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

68	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

NOTE 9. LEVERAGE

On July 27, 2016 BGX and BGB issued 7-year Mandatory Redeemable Preferred Shares (“MRPS”). BGX issued 20,000 MRPS with a total liquidation value of $20,000,000 and BGB issued 45,000 MRPS with a total liquidation value of $45,000,000, rated “AA” by Fitch Ratings. BGB and BGX used the proceeds of the offerings to make additional investments for their portfolios. The final redemption date of the MRPS is July 27, 2023. BGB and BGX make quarterly dividend payments on the MRPS at an annual dividend rate of 3.61%. Due to the terms of the MRPS, face value approximates fair value at December 31, 2017. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

In connection with BGB and BGX’s issuance of MRPS, certain costs were incurred by BGB and BGX and have been recorded net against the outstanding liability. These costs are being amortized over the period beginning July 27, 2016 (day of issuance) through July 27, 2023, the final redemption date. The net deferred financing costs as of December 31, 2017 are shown on BGB and BGX’s Statement of Assets and Liabilities. The amount of expense amortized during the year ended December 31, 2017 is shown on BGB and BGX’s Statement of Operations under amortization of deferred financing costs.

Except for matters which do not require the vote of Holders of MRPS under the 1940 Act and except as otherwise provided in the Declaration of Trust or Bylaws, herein or the Securities Purchase Agreement or as otherwise required by applicable law, each Holder of MRPS shall be entitled to one vote for each MRPS held on each matter submitted to a vote of shareholders of the Fund, and the holders of Outstanding Preferred Shares and Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that the holders of Outstanding Preferred Shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interest of the Fund, to elect two Trustees of the applicable Fund at all times.

Each Fund has entered into a separate Credit Agreement (each, an “Agreement”) with a bank to borrow money pursuant to a two-year revolving line of credit (“Leverage Facility”) for BSL, BGX and BGB. BSL entered into an agreement dated October 8, 2014, as amended on October 7, 2015, October 5, 2016, and October 4, 2017 to borrow up to a limit of $142 million. BGX entered into an agreement dated July 29, 2014, as amended on January 26, 2015, July 28, 2015, July 26, 2016, and July 25, 2017 to borrow up to a limit of $112 million. BGB entered into an agreement dated December 21, 2012, as amended at December 20, 2013, December 19, 2014, December 18, 2015, July 26, 2016, December 16, 2016, and December 20, 2017 to borrow up to a limit of $415 million. Borrowings under each Agreement are secured by the assets of each Fund. Interest is charged at a rate of 1.00% above LIBOR for BSL and BGX and 0.975% above LIBOR for BGB, with LIBOR measured for the period commencing on the date of the making of such LIBOR loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as each Fund may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the applicable Agreement, each Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable in BSL and BGX is 0.20% on the undrawn amounts and in BGB is 0.15% on the undrawn amounts when drawn amounts exceed 75% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. Each Fund may elect to extend the applicable Agreement for a further period with the consent of the lending bank. At December 31, 2017, BSL, BGX, and BGB had borrowings outstanding under its respective Leverage Facility of $132 million, $112 million, and $375 million, at an interest rate of 2.35%, 2.41%, and 2.51%, respectively. Due to the short term nature of each Agreement, face value approximates fair value at December 31, 2017. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the period of January 1, 2017 through December 31, 2017, the average borrowings under BSL’s, BGX’s and BGB’s Leverage Facility and the average interest rates were $132,323,288 and 1.94%, $105,632,877 and 1.98%, and $384,194,521 and 2.05%, respectively.

Under each Agreement and each governing document of the MRPS, each Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. Each Fund agreed to maintain asset coverage of three times over borrowings and BGX and BGB have agreed to maintain 225% asset coverage over borrowings plus MRPS. Compliance with the investment restrictions and calculations are performed by the Funds’ custodian, The Bank of New York Mellon.

The use of borrowings to leverage the common shares of the Funds can create risks. Changes in the value of the Funds’ portfolios, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Funds. All costs and expenses related to any form of leverage used by the Funds are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Funds’ investment portfolios, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if the Funds did not utilize leverage. During periods when BSL and BGB are using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL and BGB did not use leverage because the fees paid are calculated on the basis of BSL and BGB’s Managed Assets, which include the assets purchased through leverage. As of December 31, 2017, BSL’s, BGX’s, and BGB’s leverage represented 33.01%, 37.82% and 35.76% of each Fund’s Managed Assets, respectively. The leverage amounts in BGX and BGB include 5.73% and 3.83% of Managed Assets attributable to the MRPS, respectively.

Annual Report | December 31, 2017	69

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

NOTE 10. TAX BASIS DISTRIBUTIONS

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2017, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Decrease Paid-in capital	Increase/(Decrease) Accumulated net investment income	Increase Accumulated net realized loss on investments
Blackstone / GSO Senior Floating Rate Term Fund	$(41,701)	$(1,437,989)	$1,479,690
Blackstone / GSO Long-Short Credit Income Fund	$(68,975)	$(1,037,360)	$1,106,335
Blackstone / GSO Strategic Credit Fund	$(257,747)	$(814,973)	$1,072,720

The tax character of distributions paid by the Funds during the fiscal years ended December 31, 2017 and December 31, 2016 was as follows:

2017	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$17,740,491	$16,419,427	(a)	$57,892,785	(a)
Total	$17,740,491	$16,419,427		$57,892,785

2016	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund		Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$17,608,045	$18,520,211	(a)	$60,715,885	(a)
Total	$17,608,045	$18,520,211		$60,715,885

(a)	Distributions paid include common shares and mandatory redeemable preferred shares.

At December 31, 2017, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available to offset future realized gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward losses are as follows:

Fund	Short Term	Long Term
Blackstone / GSO Senior Floating Rate Term Fund	$–	$8,927,202
Blackstone / GSO Long-Short Credit Income Fund	$1,789,235	$15,418,655
Blackstone / GSO Strategic Credit Fund	$4,676,779	$49,692,050

The Blackstone/GSO Senior Floating Rate Term Fund and the Blackstone/GSO Long-Short Credit Income Fund utilized capital loss carryovers during the year ended December 31, 2017 of $1,916,967 and $792,231, respectively.

70	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements

December 31, 2017

At December 31, 2017, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$2,237,934	$2,850,827	$7,294,538
Accumulated capital losses	(8,927,202)	(17,207,890)	(54,368,829)
Unrealized depreciation	(11,870,693)	(5,227,050)	(37,735,772)
Other Cumulative effect of timing differences	–	(243,024)	(754,604)
Total	$(18,559,961)	$(19,827,137)	$(85,564,667)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2017, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$417,643,658	$353,701,948	$1,246,944,021
Gross appreciation (excess of value over tax cost)	$5,242,154	$4,769,177	$18,908,013
Gross depreciation (excess of tax cost over value)	(17,112,847)	(9,996,227)	(56,643,785)
Net unrealized depreciation	$(11,870,693)	$(5,227,050)	$(37,735,772)

NOTE 11. RECENT ACCOUNTING PRONOUNCEMENT

In November 2016, the FASB issued Accounting Standards Update No. 2016-18, “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. The adoption of this guidance has no material impact on the Funds’ financial statements.

NOTE 12. SUBSEQUENT EVENTS

The Investment Manager has evaluated the impact of subsequent events and transactions through the date of financial statement issuance.

Shareholder Distributions for BSL: On January 31, 2018 BSL paid the regularly scheduled distribution in the amount of $0.097 per share to shareholders of record as of December 29, 2017. On February 20, 2018, BSL went ex with respect to the regularly scheduled monthly distribution of $0.097 to stockholders of record as of February 21, 2018. On February 22, 2018, BSL declared the regularly scheduled monthly distributions for stockholders of record as of March 22, 2018, April 23, 2018 and May 23, 2018 in the amount of $0.097 per share.

Shareholder Distributions for BGX: On January 31, 2018 BGX paid the regularly scheduled distribution in the amount of $0.103 per share to shareholders of record as of December 29, 2017. On February 20, 2018, BGX went ex with respect to the regularly scheduled monthly distribution of $0.103 to stockholders of record as of February 21, 2018. On February 22, 2018, BGX declared the regularly scheduled monthly distributions for stockholders of record as of March 22, 2018, April 23, 2018 and May 23, 2018 in the amount $0.103 per share.

Shareholder Distributions for BGB: On January 31, 2018 BGB paid the regularly scheduled distribution in the amount of $0.105 per share to shareholders of record as of December 29, 2017. On February 22, 2018, BGB went ex with respect to the regularly scheduled monthly distribution of $0.105 to stockholders of record as of February 21, 2018. On February 22, 2018, BGB declared the regularly scheduled monthly distributions for stockholders of record as of March 22, 2018, April 23, 2018 and May 23, 2018 in the amount $0.105 per share.

Effective February 23, 2018, BGX amended its Credit Agreement originally dated July 29, 2014, to borrow up to a limit of $122 million.

Annual Report | December 31, 2017	71

Blackstone / GSO Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, and Blackstone / GSO Strategic Credit Fund (the “Funds”), including the portfolios of investments, as of December 31, 2017, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2018

We have served as the auditor of one or more investment companies within the group of investment companies since 2010.

72	www.blackstone-gso.com

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan

December 31, 2017 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Annual Report | December 31, 2017	73

Blackstone / GSO Funds	Additional Information

December 31, 2017 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

BSL Shareholder Meeting – Voting Results

On November 17, 2017, BSL held a special meeting of Shareholders to consider the proposal set forth below. The results of the proposal were as follows:

Proposal: To extend the term of BSL by two years by changing BSL's scheduled dissolution date from May 31, 2020 to May 31, 2022.

For	10,136,522.900
Withheld	1,149,394.000

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Tax Information. For the fiscal year ended December 31, 2017, the qualified interest related dividend percentages for foreign shareholders were:

Fund Name	Percentage
Blackstone / GSO Senior Floating Rate Term Fund	92.48%
Blackstone / GSO Long Short Credit Income Fund	90.88%
Blackstone / GSO Strategic Credit Fund	90.07%

In early 2018, if applicable, shareholders of record will receive information for the distributions paid to them by the Funds during the calendar year 2017 via Form 1099.

74	www.blackstone-gso.com

Blackstone / GSO Funds	Privacy Procedures

December 31, 2017 (Unaudited)

FACTS	WHAT DO BLACKSTONE REGISTERED FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●   Social Security number and income

●   Assets and investment experience

●   Risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Blackstone Registered Funds (as defined below) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Blackstone Registered Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Email us at GLB.privacy@blackstone.com

Who We Are
Who is providing this notice?	Blackstone Registered Funds include Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II, Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II, Blackstone Alternative Investment Funds, on behalf of its series Blackstone Alternative Multi-Strategy Fund, Blackstone Diversified Multi-Strategy Fund, a sub-fund of Blackstone Alternative Investment Funds plc, and the GSO Funds, consisting of Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund
What We Do
How do Blackstone Registered Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Blackstone Registered Funds collect my personal information?

We collect your personal information, for example, when you:

● open an account or give us your income information

● provide employment information or give us your contact information

● tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Annual Report | December 31, 2017	75

Blackstone / GSO Funds	Privacy Procedures

December 31, 2017 (Unaudited)

Why can't I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes–information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account–unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include companies with a Blackstone name and financial companies such as GSO Capital Partners LP and Strategic Partners Fund Solutions.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
● Blackstone Registered Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
● Our joint marketing partners include financial services companies.
Other Important Information

California Residents – In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will also limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents – In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Blackstone Registered Funds’ affiliates except with the authorization or consent of the Vermont resident.

76	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers

December 31, 2017 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES
Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Edward H. D'Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2020 BGX: 2020 BGB: 2020	Mr D'Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	7	Owl Rock Capital Corp.; Owl Rock Capital Corp. II.
Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	7	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund.
Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2018 BGX:2018 BGB: 2018	Mr. Jasper is the Managing Partner of Manursing Partners LLC, a consulting firm. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	7	Ciner Resources LP.
Gary S. Schpero Birth Year: 1953	Trustee, Chairman of Nominating and Governance Committee and member of Audit Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2018 BGX:2018 BGB: 2018	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	4	EQ Advisors Trust; 1290 Funds

Annual Report | December 31, 2017	77

Blackstone / GSO Funds	Trustees & Officers

December 31, 2017 (Unaudited)

INTERESTED TRUSTEE(3)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2019 BGX: 2019 BGB: 2019	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.	4	None

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO / Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market's Alternative Investments Unit.
Dohyun (Doris) Lee- Silvestri Birth Year: 1977	Chief Financial Officer and Treasurer	Officer Since: BSL: March 2016 BGX: March 2016 BGB: March 2016 Term of Office: Indefinite	Doris Lee-Silvestri is a Managing Director and Chief Financial Officer of GSO. At GSO, Ms. Lee-Silvestri was most recently the head of the fund accounting and financial reporting group. Before joining GSO in 2006, Ms. Lee-Silvestri held a variety of positions at Merrill Lynch Investment Advisors and JP Morgan Partners within the respective finance and accounting teams. In addition, Ms. Lee-Silvestri worked at McGladrey LLP, a global public accounting firm.
Robert Zable Birth Year: 1972	Executive Vice President and Assistant Secretary	Officer Since: BSL: September 2015 BGX: September 2015 BGB: September 2015 Term of Office: Indefinite	Mr. Zable is a Senior Managing Director of GSO. Before joining GSO, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University, and an MBA in Finance from The Wharton School at the University of Pennsylvania.

78	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers

December 31, 2017 (Unaudited)

OFFICERS (continued)

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years
Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.
Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Managing Director of GSO and Head of GSO / Blackstone’s capital formation efforts. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund, Blackstone / GSO Strategic Credit Fund and Blackstone / GSO Floating Rate Enhanced Income Fund, as well as the “Blackstone Real Estate Funds,” Blackstone Real Estate Income Fund, Blackstone Real Estate Income Fund II and Blackstone Real Estate Income Master Fund.

(3)	"Interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

Annual Report | December 31, 2017	79

Blackstone / GSO

Trustees
Daniel H. Smith, Jr.
Chairman of the Board of Trustees
Thomas W. Jasper
Michael Holland
Edward H. D'Alelio
Gary S. Schpero

Investment Manager
GSO / Blackstone Debt Funds Management LLC
345 Park Avenue, 31st Floor
New York, New York 10154

Administrator
ALPS Fund Services, Inc.
1290 Broadway, 11th Floor
Denver, Colorado 80203

Custodian
The Bank of New York Mellon, N.A.
2 Hanson Place, 8th Floor
Brooklyn, New York 11217

Transfer Agent
Computershare
480 Washington Blvd.
Jersey City, New Jersey 07310

Fund Officers
Daniel H. Smith, Jr.
President and Chief Executive Officer
Doris Lee-Silvestri
Chief Financial Officer and Treasurer
Robert Zable
Executive Vice President and Assistant Secretary
Marisa Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary
Jane Lee
Public Relations Officer

DRIP Administrator
Computershare
P.O. Box 358035
Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

Legal Counsel
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE-GSO.COM

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Thomas W. Jasper as the registrant’s “audit committee financial expert.” Mr. Jasper is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accounting Fees and Services.

(a)	Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2017 and December 31, 2016 were $87,900 and $85,600, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended December 31, 2017 and December 31, 2016 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended December 31, 2017 and December 31, 2016 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,663 and $7,545, respectively.

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended December 31, 2017 and December 31, 2016 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2017 and December 31, 2016 were $8,663 and $7,545, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Thomas W. Jasper, Chairman

Edward H. D’Alelio

Michael Holland

Gary S. Schpero

Item 6.	Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 9, 2018

The lead portfolio manager for the registrant (also referred to as the “Fund”) is Robert Zable, who is primarily responsible for the day-to-day management of the Fund and is a member of the U.S. Syndicated Credit Investment Committee (the “Investment Committee”) of GSO / Blackstone Debt Funds Management LLC (the “Adviser”). The Investment Committee approves core investments made by the Fund, but is not primarily responsible for the Fund’s day-to-day management.

Portfolio Managers Name	Title	Length of Service	Business Experience During Past 5 Years
Robert Zable	Portfolio Manager	Since September 2015	Mr. Zable is a Senior Managing Director of The Blackstone Group L.P., Senior Portfolio Manager for the Customized Credit Strategies business unit of GSO’s (“CCS”) U.S. CLOs, high yield separately managed accounts, and closed-end funds and Lead Portfolio Manager of the Fund. Mr. Zable serves as a member of CCS’s U.S. Syndicated Credit Investment Committee and Global Structured Credit Investment Committee. Before joining GSO in 2007, Mr. Zable was a Vice President at FriedbergMilstein LLC, where he was responsible for credit opportunity investments and junior capital origination and execution. Prior to that, Mr. Zable was a Principal with Abacus Advisors Group, a boutique restructuring and distressed investment firm. Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a B.S. from Cornell University, and an M.B.A. in Finance from The Wharton School at the University of Pennsylvania.

Gordon McKemie	Portfolio Manager	Since April 2015	Mr. McKemie is a Principal of The Blackstone Group L.P. and a portfolio manager for CCS. Mr. McKemie is also responsible for the evaluation and ongoing analysis of primary and secondary fixed income investments across multiple industries. Prior to joining GSO, Mr. McKemie was an Associate in Leveraged Finance at Citigroup and an Assistant Vice President in high yield research at Barclays Capital. He began his career at Lehman Brothers. Mr. McKemie received a B.B.A. from Goizueta Business School at Emory University and is a CFA Charterholder.

(a)(2) As of December 31, 2017, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Material Conflicts if Any
Robert Zable					See below(1)
Registered Investment Companies	3*	$1.9 billion*	0	0
Other Pooled Accounts	24	$13.3 billion	24	$13.3 billion
Other Accounts	1	$0.5 billion	0	0

Gordon McKemie					See below(1)
Registered Investment Companies	4*	$4.3 billion*	0	0
Other Pooled Accounts	0	0	0	0
Other Accounts	0	0	0	0
*	Including the registrant.

(1) Potential Conflicts of Interest

The purchase of common shares in the Fund involves a number of significant risks that should be considered before making any investment. The Fund and common shareholders will be subject to a number of actual and potential conflicts of interest involving the Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates in the credit-focused business of The Blackstone Group L.P., “GSO”), and The Blackstone Group L.P. (collectively with its affiliates as the context requires, “Blackstone” and together with GSO, the “Firm”). GSO, including the Adviser, provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that GSO may establish (other than the Fund) (collectively the “Other GSO Clients”). In addition, Blackstone provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone may establish (together with the Other GSO Clients, the “Other Clients”).

In addition, as a consequence of Blackstone holding a controlling interest in GSO and Blackstone’s status as a public company, the officers, directors, members, managers and employees of GSO will take into account certain additional considerations and other factors in connection with the management of the business and affairs of the Fund that would not necessarily be taken into account if Blackstone were not a public company. The following discussion enumerates certain, but not all, potential conflicts of interest that should be carefully evaluated before making an investment in the Fund, but is not intended to be an exclusive list of all such conflicts. The Firm and its personnel may in the future engage in further activities that may result in additional conflicts of interest not addressed below. Any references to the Firm, GSO, Blackstone or the Adviser in this section will be deemed to include their respective affiliates, partners, members, shareholders, officers, directors and employees, except that portfolio companies of managed clients shall only be included to the extent the context shall require and references to GSO affiliates shall only be to affiliates operating as a part of Blackstone’s credit focused business group.

Broad and Wide-Ranging Activities. The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm will engage in activities where the interests of certain divisions of the Firm or the interests of its clients will conflict with the interests of the common shareholders in the Fund. Other present and future activities of the Firm will give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner, subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). Common shareholders should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

The Firm’s Policies and Procedures. Certain policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will from time to time reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that reduce the positive synergies that GSO may utilize for purposes of managing the Fund. For example, the Firm will from time to time come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment or companies that are the Firm’s advisory clients. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other businesses of the Firm and otherwise be unavailable to the Fund, and will also restrict the Fund’s investment opportunities. Additionally, the operations of the Firm’s policies may restrict or otherwise limit the Fund from entering into agreements with, or related to, companies that either are advisory clients of the Firm or in which any Other Clients have invested or has considered making an investment. Furthermore, there will be circumstances in which affiliates of the Firm (including Other Clients) may refrain from taking certain confidential information in order to avoid trading restrictions. Finally, the Firm has and will enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, may require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. Common shareholders will not receive any benefit from any fees received by Blackstone. In the regular course of its capital markets, investment banking, real estate, advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for the Fund. In such a case, a Blackstone client would typically require Blackstone to act exclusively on its behalf. This advisory client request may preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, real estate, advisory and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Fund to act as a participant in such transactions (as a financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price). The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on behalf of the Fund, the Adviser will consider those relationships and may decline to participate in a transaction as a result of one or more of such relationships. The Firm is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. The Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that the Firm may have or transactions or investments the Firm may make or have made. Subject to the 1940 Act, the Fund may also co-invest with clients of the Firm in particular investment opportunities, and the relationship with such clients could influence the decisions made by the Adviser with respect to such investments. There can be no assurance that all potentially suitable investment opportunities that come to the attention of the Firm will be made available to the Fund.

Blackstone will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise be involved in the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by, such portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis. There may also be circumstances in which the Fund commits to purchase a portion of an issuance by such a portfolio company for which a Blackstone broker-dealer intends to syndicate to third parties and, in connection therewith and as a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation.

Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund, effect transactions, including transactions in the secondary markets where it will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions or other compensation from such other parties. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, lending arrangement and syndication fees (or, in each case, rebates of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone or an Other Client is purchasing debt) or other compensation with respect to the foregoing activities, none of which are required to be shared with the Fund or its common shareholders. In addition, the advisory fee generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Fund and the other parties to those transactions to the extent it receives commissions, discounts or such other compensation from such other parties. Subject to applicable law, the Fund may approve any transactions in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund. Firm employees, including employees of GSO, are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. Common shareholders will not receive any benefit from any such investments. Additionally, it can be expected that GSO and/or Blackstone will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, which, among other things, provide for referral or sharing of investment opportunities. It is possible that the Fund will, along with GSO and/or Blackstone itself, benefit from the existence of those arrangements and/or relationships. It is also possible that investment opportunities that otherwise would be presented to or made by the Fund would instead be referred (in whole or in part) to such third party. For example, a firm with which GSO and/or Blackstone has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities.

On October 1, 2015 Blackstone spun-off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners, an independent financial advisory firm founded by Paul J. Taubman. While the new combined business will operate independently from Blackstone and will not be an affiliate thereof, nevertheless conflicts may arise in connection with transactions between or involving the Fund and the entities in which it invests on the one hand and the spun-off firm on the other. Specifically, given that the spun-off firm will not be an affiliate of Blackstone, there may be fewer or no restrictions or limitations placed on transactions or relationships engaged in by the new advisory business as compared to the limitations or restrictions that might apply to transactions engaged in by an affiliate of Blackstone. It is expected that there will be substantial overlapping ownership between Blackstone and the spun-off firm for a considerable period of time going forward. Therefore, conflicts of interest in doing transactions involving the spun-off firm will still arise. The preexisting relationship between Blackstone and its former personnel involved in such financial and strategic advisory services, the overlapping ownership, co-investment and other continuing arrangements, may influence GSO in deciding to select or recommend such new company to perform such services for the Fund (the cost of which will generally be borne directly or indirectly by the Fund). Nonetheless, the Adviser and GSO will be free to cause the Fund to transact with PJT Partners notwithstanding such overlapping interests in, and relationships with, PJT Partners. See “Service Providers and Counterparties” below.

In addition, other present and future activities of the Firm and its affiliates (including GSO and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflict in a fair and equitable manner. Common shareholders should be aware that conflicts will not necessarily be resolved in favor of the their interests.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, subject to the limitations of the 1940 Act. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Fund holds securities that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the Fund and Other Clients are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the portfolio company should take. In addition, purchases or sales of securities for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Fund. Further conflicts could arise after the Fund and other affiliates have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing. If the other affiliates were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. GSO may in its discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take, including selling Fund assets (possibly at disadvantageous times or disadvantageous conditions) or taking other actions in order to comply with the 1940 Act. In addition, there may be circumstances where GSO agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Fund or Other Clients, such as where GSO may cause Other Clients to decline to exercise certain control- and/or foreclosure-related rights with respect to a portfolio company. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the transaction. The common shareholders will not receive any benefit from fees paid to any affiliate of the Adviser from a portfolio company in which an Other Client also has an interest to the extent permitted by the 1940 Act.

Other Blackstone and GSO Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that GSO and Blackstone provide investment management and sub-advisory services to the Fund and Other Clients.

The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. GSO and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While GSO will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by GSO and Blackstone in managing their respective Other Clients could conflict with the transactions and strategies employed by GSO in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of GSO to allocate investment opportunities and sale opportunities on a basis deemed by GSO, in its sole discretion, to be fair and equitable over time.

Allocation Methodology Considerations

GSO will share any investment and sale opportunities with such Other Clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size.

Notwithstanding the foregoing, GSO may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities:

(a) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles;

(b) the Fund’s and/or the Other Clients’ investment objectives, policies, guidelines, restrictions and terms, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings;

(c) the need to re-size risk in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Fund and Other Clients;

(d) liquidity considerations of the Fund and the Other Clients, including during a ramp-up of the Fund or such Other Clients or wind-down of Other Clients, proximity to the end of the Other Clients’ specified term or investment period, any redemption/withdrawal/repurchase requests, anticipated future contributions and available cash;

(e) tax consequences;

(f) regulatory or contractual restrictions or consequences;

(g) avoiding a de minimis or odd lot allocation;

(h) availability and degree of leverage and any requirements or other terms of any existing leverage facilities;

(i) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, industry or business sector;

(j) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients;

(k) the management of any actual or potential conflict of interest;

(l) with respect to investments that are made available to GSO by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships that may not be available for the Fund and all Other Clients; and

(m) any other considerations deemed relevant by GSO in good faith.

GSO shall not have any obligation to present any investment opportunity to the Fund if GSO determines in good faith that such opportunity should not be presented to the Fund for any one or a combination of the reasons specified above, or if GSO is otherwise restricted from presenting such investment opportunity to the Fund. Subject to the Advisers Act, and as further set forth in this prospectus, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. Moreover, with respect to GSO’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and an Other Client (which allocations are to be made on a basis that GSO believes in good faith to be fair and reasonable), GSO and Blackstone have established general guidelines for determining how such allocations are to be made, which, among other things, set forth priorities and presumptions regarding what constitutes “debt” investments, ranges of rates of returns for defining “core” investments, presumptions regarding allocation for certain types of investments (e.g., distressed investments) and other matters. The application of those guidelines may result in the Fund not participating (and/or not participating to the same extent) in certain investment opportunities in which it would have otherwise participated had the related allocations been determined without regard to such guidelines and/or based only on the circumstances of those particular investment. Orders may be combined for the Fund and all other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that GSO or its affiliates consider equitable.

Co-Investment Opportunities. As a registered investment company under the 1940 Act, the Fund is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act, the Fund may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Fund one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

Debt Financings in connection with Acquisitions and Dispositions. To the extent permitted by the 1940 Act, the Fund may from time to time provide financing as part of a third party purchaser’s bid for, or acquisition of, a portfolio entity or the underlying assets thereof owned by one or more Other Clients. This generally would include the circumstance where the Fund is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from one or more Other Clients. While the terms and conditions of any such arrangements will generally be at arms’ length terms negotiated on a case by case basis, the involvement of the Fund and/or such Other Clients or affiliates may affect the terms of such transactions or arrangements and/or may otherwise influence the Adviser’s decisions with respect to the management of the Fund and/or such Other Clients or the relevant portfolio company, which may give rise to potential or actual conflicts of interest and which could adversely impact the Fund.

The Fund may from time to time dispose of all or a portion of an investment where the Firm or one or more Other Clients is providing financing to repay debt issued to the Fund. Such involvement may give rise to potential or actual conflicts of interest.

Service Providers and Counterparties. Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the Fund, the Firm and/or portfolio companies also provide goods or services to, or have business, personal, financial or other relationships with, the Firm and portfolio companies. Such advisors and service providers (or their affiliates) may be investors in the Fund, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates. In addition, the retention of such entities as advisors or service providers may give rise to actual or potential conflicts of interest. Additionally, certain employees of the Firm may have family members or relatives employed by such advisors and service providers (or their affiliates). These relationships may influence GSO and/or the Adviser in deciding whether to select or recommend such advisors or service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund.

Advisors and service providers, or their affiliates, often charge different rates or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies are different from those used by the Firm and its affiliates (including personnel), GSO or its affiliates (including personnel) may pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, GSO and its affiliates have a longstanding practice of not entering into any arrangements with advisors or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. In addition, the Firm and its affiliates, including without limitation, the Fund, the Other Clients and/or their portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including without limitation, volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate.

Allocation of Personnel. The Adviser will devote as much of its time to the activities of the Fund as they deem necessary and appropriate. By the terms of the Investment Advisory Agreement, the Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and GSO, and their officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser and GSO.

Portfolio Company Data. The Firm receives various kinds of portfolio company/entity data and information (including from portfolio companies and/or entities of the Fund), such as data and information relating to business operations, trends, budgets, customers and other metrics (this data is sometimes referred to as “big data”). In furtherance of the foregoing, the Firm may seek to enter into information sharing and use arrangements with portfolio companies and/or entities.

The Firm believes that access to this information furthers the interests of the common shareholders by providing opportunities for operational improvements across portfolio companies and/or entities and in connection with the Fund’s investment management activities. Subject to appropriate contractual arrangements, the Firm may also utilize such information outside of the Fund’s activities in a manner that provides a material benefit to the Firm and/or its affiliates, but not the Fund. The sharing and use of such information presents potential conflicts of interest, and investors acknowledge and agree that any corresponding/resulting benefits received by the Firm and/or its affiliates will not be subject to a management fee offset. As a result, the Adviser may have an incentive to pursue investments in companies and/or entities based on their data and information and/or to utilize such information in a manner that benefits the Firm and/or its affiliates.

Material, Non-Public Information. GSO may come into possession of material non-public information with respect to an issuer. Should this occur, GSO would likely be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of GSO that might be relevant to an investment decision to be made by the Fund. In addition, GSO, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, may choose to forgo an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would be advantageous to the Fund.

In addition, affiliates of GSO within Blackstone may come into possession of material non-public information with respect to an issuer. Should this occur, GSO may be restricted from buying, originating or selling securities, loans of, or derivatives with respect to, the issuer on behalf of the Fund if the Firm deemed such restriction appropriate. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of the Firm that might be relevant to an investment decision to be made by the Fund. Accordingly, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Other Trading and Investing Activities. Certain Other Clients may invest in securities of publicly traded companies that are actual or potential issuers. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Fund in such securities or related securities. In addition, the Fund might not pursue an investment in an issuer as a result of such trading activities by Other Clients.

Possible Future Activities. The Firm and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions (including under the 1940 Act) on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the common shareholders.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain of the Fund’s affiliates. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund or account managed by the Firm. However, the Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Adviser between its interests in the Fund and the portfolio company, in that the ability of the Adviser to act in the Fund’s best interest might be restricted by applicable law. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund.

Additional Potential Conflicts. The officers, directors, members, managers, and employees of the Adviser and GSO may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser or GSO, as applicable.

(a)(3) Portfolio Manager Compensation as of December 31, 2017.

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Base Compensation. Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the client assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

(a)(4) Dollar Range of Securities Owned as of December 31, 2017.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Robert Zable	$0
Gordon McKemie	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures are attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 9, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Long-Short Credit Income Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	March 9, 2018

By:	/s/ Doris Lee-Silvestri
Doris Lee-Silvestri (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	March 9, 2018